            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                  MAY 16, 1997

                       1933 ACT REGISTRATION NO. 2-80543
                       1940 ACT REGISTRATION NO. 811-3605
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ____________________

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   UNDER THE
                      SECURITIES ACT OF 1933         (   )


                   POST-EFFECTIVE AMENDMENT NO. 34     ( X )

                                    AND/OR

                            REGISTRATION STATEMENT
                                   UNDER THE
                   INVESTMENT COMPANY ACT OF 1940     (   )


                       AMENDMENT NO. 35           ( X )
                       (Check appropriate box or boxes)

                             ____________________

                              THE BENCHMARK FUNDS
               (Exact name of registrant as specified in charter)

                                4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)
              (Registrant's Telephone Number, including Area Code)
                                  800-621-2550
                      -----------------------------------

Michael J. Richman, Secretary                      with a copy to:
Goldman Sachs Asset Management                     W. Bruce McConnel, III
85 Broad Street                                    Drinker Biddle & Reath
New York, NY  10004                                Suite 1100
                                                   1345 Chestnut Street
                                                   Philadelphia, PA
                                                   19107-3496

(name and address of agent for service)



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
(CHECK APPROPRIATE BOX)

( )  immediately upon filing pursuant to paragraph (b)


( )  on (date) pursuant to paragraph (b)

( )  60 days after filing pursuant to paragraph (a)(1)

( )  On (date)pursuant to paragraph (a)(1)


(X)  75 days after filing pursuant to paragraph(a)(2) of Rule 485

( )  On (date) pursuant to paragraph (a)(2) of Rule 485


=================================================================

Pursuant to Rule 24f-2 under the Investment Company Act of 1940,
Registrant has registered an indefinite number of its units of beneficial interest under the Securities Act of 1933. On January 28, 1997, Registrant filed a Rule 24f-2 Notice for its fiscal year ended November 30, 1996. Registrant continues its election to register an indefinite number of units of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                             CROSS REFERENCE SHEET

                           (as required by Rule 485)



PART A
CAPTION
-------
1.   Cover Page               Cover Page

2.   Synopsis                 Summary of Expenses

3.   Condensed Financial      Not Applicable
     Information

4.   General Description      Summary of Expenses; Investment
     of Registrant            Information; Organization

5.   Management of the Fund   Trust Information

6.   Capital Stock and        Trust Information; Investing;
     Other Securities         Net Asset Value; Organization

7.   Purchase of Securities   Trust Information; Investing;
     Being Offered            Net Asset Value

8.   Redemption or Repurchase  Investing

9.   Pending Legal Proceedings  Not Applicable



PART B                          CAPTION
------                          -------
10.  Cover Page                 Cover Page

11.  Table of Contents          Index

12.  General Information        Description of Units; Other
     and History                Information

13.  Investment Objectives      Investment Objectives and Policies;
                                Investment Restrictions

14.  Management of the Fund     Additional Trust Information--
                                Investment Adviser, Transfer Agent and
                                Custodian;-- Administrator and  Distributor

15.  Control Persons and        Additional Trust Information--
     Principal Holders          Description of Units

16.  Investment Advisory        Additional Trust Information--
     and Other Services         Investment Adviser, Transfer Agent and
                                Custodian; Portfolio Transactions

17.  Brokerage Allocation       Portfolio Transactions

18.  Capital Stock and          Description of Units
     Other Securities

19.  Purchase, Redemption and   Description of Units;
     Pricing of Securities      Additional Trust Information--
     Being Offered              In-Kind Purchases

20.  Tax Status                 Taxes

21.  Underwriters               Additional Trust Information--
                                Administrator and Distributor

22.  Calculation of             Performance Information
     Performance Data

23.  Financial Statements       Financial Statements



Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian:
The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor:
Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606


The
Benchmark
Funds

The
Intermediate Bond
Portfolio



PROSPECTUS

    , 1997

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                    SUBJECT TO COMPLETION--MAY 16, 1997

                              THE BENCHMARK FUNDS
                    (Advised by The Northern Trust Company)

                                 -------------

THE NORTHERN TRUST COMPANY         INVESTMENT ADVISER, TRANSFER AGENT AND
50 S. LaSalle Street               CUSTODIAN

Chicago, Illinois 60675

312-630-6000

This Prospectus describes the Intermediate Bond Portfolio (the "Portfolio") offered by The Benchmark Funds (the "Trust") to institutional investors. The Intermediate Bond Portfolio seeks to maximize total return consistent with reasonable risk. The Fund seeks to achieve its investment objective by investing in a broad range of bonds and other fixed income securities and maintaining a dollar-weighted average maturity of between 3 and 10 years.

The Portfolio is advised by The Northern Trust Company ("Northern"). Units of the Portfolio are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

This Prospectus provides information about the Portfolio that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, a Statement of Additional Information
(the "Additional Statement") dated     1, 1997 is available upon request
without charge by writing to the Trust's distributor, Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606 or by calling 1-800-621-2550.

UNITS OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is      1, 1997.

                                     INDEX

                                    PAGE
                                    ----
SUMMARY OF EXPENSES                   3
-------------------
INVESTMENT INFORMATION                5
----------------------
 Introduction                         5
 Special Risks and Other Considera-
  tions                               5
 Description of Securities and
  Investment Techniques               7
 Investment Restrictions             17
TRUST INFORMATION                    17
-----------------
 Board of Trustees                   17
 Investment Adviser, Transfer Agent
  and Custodian                      17
 Portfolio Manager                   18
 Administrator and Distributor       18
 Unitholder Servicing Plan           19
 Service Information                 19
 Expenses                            20

                         PAGE
                         ----
INVESTING                 20
---------
 Purchase of Units        20
 Redemption of Units      22
 Distributions            24
 Taxes                    25
NET ASSET VALUE           26
---------------
PERFORMANCE INFORMATION   26
-----------------------
ORGANIZATION              28
------------
MISCELLANEOUS             29
-------------

                              SUMMARY OF EXPENSES

The following table sets forth certain information regarding the unitholder transaction expenses imposed by the Trust and the estimated annualized operating expenses the Portfolio expects to incur during the current fiscal year. Hypothetical examples based on the table are also shown. Investors should note that units of the Portfolio have been classified into four separate classes, Class A, B, C and D units. Each class is distinguished by the level of administrative support and transfer agency services provided. Class A, B, C and D units represent pro rata interests in the Portfolio except that different unitholder servicing fees and transfer agency fees are payable by Class A, B, C and D units in the Portfolio. See "Trust Information-- Unitholder Servicing Plan."

                                               Intermediate Bond Portfolio(1)
                                               -------------------------------
                                               Class A Class B Class C Class D
                                                Units   Units   Units   Units
                                               ------- ------- ------- -------
Unitholder Transaction Expenses
 Maximum Sales Charge Imposed on Purchases....  None    None    None    None
 Deferred Sales Charge Imposed on Reinvested
  Distributions...............................  None    None    None    None
 Deferred Sales Charge Imposed on
  Redemptions.................................  None    None    None    None
 Redemption Fees..............................  None    None    None    None
 Exchange Fees................................  None    None    None    None
Annual Operating Expenses After Expense
 Reimbursements and Fee Reductions (as a
 percentage of average daily net assets).
 Management Fees After Fee Reductions(2)......  .25%    .25%    .25%    .25%
 12b-1 Fees...................................  None    None    None    None
 Servicing Fees(3)............................  None    .10%    .15%    .25%
 Transfer Agency Fees(3)......................  .01%    .05%    .10%    .15%
 Other Expenses After Expense Reimbursements
  and Fee Reductions(4,5).....................  .10%    .10%    .10%    .10%
                                                ----    ----    ----    ----
   Total Operating Expenses(2,3,4,5)..........  .36%    .50%    .60%    .75%
                                                ====    ====    ====    ====
Example of Expenses. Based on the foregoing
 table, you would pay the following expenses
 on a hypothetical $1,000 investment, assuming
 a 5% annual return and redemption at the end
 of each time period:
 One Year.....................................    $4      $5      $6      $8
 Three Years..................................   $12     $16     $19     $24

----------

(1) Since the Portfolio does not yet have an operating history, the costs and expenses included in the table and hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated.

(2) Northern has voluntarily agreed to reduce its advisory fee for the Intermediate Bond Portfolio to .25% of the Portfolio's average daily net assets for the current fiscal year (advisory fees are otherwise payable at the annual rate of .60% of the Portfolio's average daily net assets).

(3) The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with Institutions or other financial intermediaries under which they render (or arrange to have rendered) certain unitholder administrative support services for their Customers or other Investors who beneficially own Class B, C and D units in return for a fee ("Servicing Fee") of up to .10%, .15%, and .25%, respectively, per annum of the value of the Portfolio's outstanding Class B, C and D units, respectively. The Trust also allocates transfer agency fees, which are attributable to the Class A, B, C and D units in the Portfolio, separately to such units, as reflected in the table. For further information, see "Investment Adviser, Transfer Agent and Custodian" and "Unitholder Servicing Plan" under the heading "Trust Information" in this Prospectus.

(4) For the fiscal year ending November 30, 1997, Goldman Sachs is entitled to an administration fee equal to .10% of the average daily net assets of the Portfolio. In any fiscal year, Goldman Sachs has advised the Trust that it intends to reimburse "Other Expenses" for the Portfolio (including fees payable to Goldman Sachs as administrator, but excluding fees payable to Northern for its duties as adviser and certain extraordinary expenses) which exceed on an annualized basis .10% of the Portfolio's average daily net assets for such fiscal year. The expense information in the table has, accordingly, been presented to reflect the estimated fee reductions and expense reimbursements.

(5) Without the undertakings of Northern and Goldman Sachs, it is estimated that "Other Expenses" would be .46% and total annual operating expenses for the Portfolio's Class A, B, C and D units would be 1.07%, 1.21%, 1.31% and 1.46%, respectively, for the current fiscal year. See note (1) above. For a more complete description of the Portfolio's expenses, see "Trust Information" in this Prospectus.

                               ----------------

THE PURPOSE OF THE FOREGOING TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS UNITHOLDER TRANSACTION AND OPERATING EXPENSES OF THE PORTFOLIO THAT UNITHOLDERS BEAR DIRECTLY OR INDIRECTLY. IT DOES NOT, HOWEVER, REFLECT ANY CHARGES WHICH MAY BE IMPOSED BY NORTHERN, ITS AFFILIATES AND CORRESPONDENT BANKS AND OTHER INSTITUTIONS ON THEIR CUSTOMERS AS DESCRIBED UNDER "INVESTING--PURCHASE OF UNITS." THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                            INVESTMENT INFORMATION

INTRODUCTION

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio is a separate pool of assets in the Trust with its own separate investment objective and policies. The Portfolio is classified as a diversified investment company. Units of the Portfolio have been classified into four classes--Class A units, Class B units, Class C units and Class D units. Northern serves as investment adviser, transfer agent and custodian. Goldman Sachs serves as distributor and administrator. Except as expressly noted below, the investment objective and policies of the Portfolio may be changed by the Board of Trustees of the Trust without the approval of the unitholders of the Portfolio.


In pursuing its investment objective, the Intermediate Bond Portfolio invests in a broad range of bonds and other fixed income securities. The Portfolio's dollar-weighted average maturity will range between three and ten years.

The Portfolio will invest primarily in fixed income securities of all types and in any proportion that generally are rated investment grade at the time of purchase, and may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations and obligations of U.S. and foreign banks. The obligations of a foreign issuer will not be purchased by the Portfolio if, as a result of the purchase, more than 20% of the total assets of the Portfolio will be invested in the obligations of issuers within a single foreign country. The Portfolio may also invest up to 10% of its total assets in non-investment grade securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Portfolio may also invest in short-term notes, bills, commercial paper and certificates of deposits.

The Portfolio may enter into forward currency contracts and interest rate swaps and may invest in options and futures contracts and related options. The Portfolio may also invest in certain short-term fixed income securities as cash reserves. See "Description of Securities and Investment Techniques" below for more information.

SPECIAL RISKS AND OTHER CONSIDERATIONS

FOREIGN SECURITIES. The Portfolio may invest directly or indirectly in the securities of foreign issuers, whether or not U.S. dollar-denominated. In addition, the Portfolio may acquire the obligations of foreign banks and foreign branches of U.S. banks as stated below under "Description of Securities and Investment Techniques--Short-Term Obligations." There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates and the interest rate environment. In addition, investment in foreign debt, or the securities of foreign governments, will subject the Portfolio to risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

In addition, there are other risks of investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

While the Portfolio's investments may be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolio are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Portfolio's net long and short foreign currency exposure will not exceed its total asset value. To the extent that the Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio's net currency positions may expose it to risks independent of its securities positions.

DERIVATIVE INSTRUMENTS. The Portfolio may also purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse floaters"). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Portfolio will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. Northern will evaluate the risks presented by the derivative instruments purchased by the Portfolio, and will determine, in connection with its day-to-day management of the Portfolio, how they will be used in furtherance of the Portfolio's investment objectives. It is possible, however, that Northern's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Portfolio will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

AVERAGE MATURITY. The Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within the specified range as previously described. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimates used by the Portfolio for such instruments will, in fact, be accurate or that, if inaccurate, the Portfolio's dollar-weighted average maturity will remain within the specified limits.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

UNITED STATES GOVERNMENT OBLIGATIONS. The Portfolio may invest, to the extent consistent with its investment policies, in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Portfolio may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

CONVERTIBLE SECURITIES. The Portfolio may acquire convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the Portfolio will be subject to the same rating requirements as the Portfolio's investments in its fixed income securities, or if unrated, will be of comparable quality as determined by Northern in accordance with guidelines approved by the Board of Trustees, except that the Portfolio may acquire convertible securities rated below investment grade so long as the Portfolio's investments in all non-investment grade securities does not exceed the limitations set forth below under "Non-Investment Grade Securities." The Portfolio will ordinarily sell units of common stock received upon conversion.

CORPORATE OBLIGATIONS. The Portfolio may purchase debt obligations of domestic or foreign corporations subject to the Portfolio's minimum rating requirements for purchases of debt securities. See discussion of "Investment Grade Securities" and "Non-Investment Grade Securities" below.

INVESTMENT GRADE SECURITIES. The Portfolio may invest in fixed income securities of all types and may invest a portion of its assets in convertible securities. Such securities will generally be investment grade. Investment grade securities include those securities which are rated BBB or higher by Standard and Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Duff & Phelps Credit Rating Co. ("Duff") or BBB or higher by Fitch Investors Service, Inc. ("Fitch") at the time of purchase, or if unrated, are of comparable quality as determined by Northern. Securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. Commercial paper and other short-term obligations acquired by the Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by Northern. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Northern will consider such an event in determining whether the Portfolio should continue to hold such security. In addition, the Portfolio may acquire fixed income securities rated below investment grade when Northern believes that the investment characteristics of such securities make them desirable acquisitions. In either case, the Portfolio's total investment in non-investment grade securities will not exceed the limitations set forth below under "Non-Investment Grade Securities."

NON-INVESTMENT GRADE SECURITIES. Although the fixed income securities and convertible securities in which the Portfolio may invest will normally be rated investment grade at the time of purchase, the Portfolio may invest in non-investment grade securities when Northern believes that the investment characteristics of such securities make them desirable in light of the Portfolio's investment objectives and current portfolio mix, so long as under normal market and economic conditions, (i) no more than 10% of the total assets of the Portfolio are invested in non-investment grade securities and
(ii) such securities are rated "B" or higher at the time of purchase by at least one major rating agency, or if unrated will be of comparable quality as determined by Northern. Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds." To the extent that securities, including convertible securities, acquired by the Portfolio are not rated investment grade, there is a greater risk as to the timely repayment of the principal on, and timely payment of interest or dividends with respect to, such securities. Particular risks associated with lower-rated securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Portfolio's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward currency exchange contracts for hedging purposes and in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio.

A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, the Portfolio may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Portfolio will create a segregated account of liquid assets in accordance with applicable requirements of the Securities and Exchange Commission (the "SEC").

OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies and may or may not be listed on a foreign or domestic securities exchange and issued by the Options Clearing Corporation. The Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The aggregate value of the Portfolio's assets that will be subject to options written by the Portfolio will not exceed 25% of its net assets at the time the option is written.

In the case of a call option on a security or currency, the option is "covered" if the Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. Put options written by the Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account with its custodian in an amount not less than the exercise price of the option at all times during the option period.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by Northern. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may invest in futures contracts and options on futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential unitholder redemptions, invest cash balances or dividends or minimize trading costs. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities or the cash value of a securities index. When used as a hedge, the Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Portfolio may purchase and sell call and put options on futures contracts traded on a domestic or foreign exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In connection with the Portfolio's position in a futures contract or option thereon, the Portfolio will create a segregated account of liquid assets, in accordance with applicable requirements of the SEC.

The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;
(iii) losses due to unanticipated market movements which are potentially unlimited; and

(iv) Northern's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For a further discussion see "Additional Investment Information--Futures Contracts and Related Options" and Appendix B in the Additional Statement.

The Portfolio intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS. The Portfolio may, in order to protect its value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, enter into interest rate swaps or purchase interest rate floors or caps. The Portfolio expects to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of its holdings and to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The Portfolio will not enter into any interest rate swap, floor or cap transaction unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

SECURITIES LENDING. The Portfolio may seek additional income from time to time by lending its portfolio securities on a short-term basis to banks, brokers and dealers under agreements requiring that the loans be secured by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the securities loaned. The Portfolio may not make such loans in excess of 33 1/3% of the value of the Portfolio's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possible loss of rights in the collateral should the borrower of the securities become insolvent. The proceeds received by the Portfolio in connection with loans of portfolio securities may be invested in U.S. Government securities and other liquid high grade debt obligations.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a delayed-delivery or forward commitment basis involve the risk that the value of the security to be sold may increase prior to the settlement date. The Portfolio is required to hold and maintain liquid assets in a segregated account with the Portfolio's custodian until the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio is required to hold the portfolio securities themselves in a segregated account with the custodian while the commitment is outstanding. Although the Portfolio would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if Northern deems it appropriate to do so.

BORROWINGS. The Portfolio is authorized to make limited borrowings for temporary purposes to the extent described below under "Investment Restrictions." If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding units will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be effected through reverse repurchase agreements under which the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. See "Description of Securities and Investment Techniques--Reverse Repurchase Agreements" below for additional information concerning reverse repurchase agreements. For additional information on borrowings, see "Additional Investment Information--Investment Restrictions" in the Additional Statement.

SHORT-TERM OBLIGATIONS. Subject to the Portfolio's investment objective and policies, the Portfolio may also invest in short-term U.S. government obligations, high quality money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. See "Special Risks and Other Considerations--Foreign Securities" above.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase portfolio securities from financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Northern under guidelines approved by the Board of Trustees subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Portfolio in an amount that exceeds the agreed upon repurchase price (including accrued interest). Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements which involve the sale of securities held by it, with an agreement to repurchase the securities at an agreed upon price (including interest) and date. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements, which may be viewed as borrowings (or leverage), when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements involve the risks that the interest income earned from the investment of the proceeds of the transaction will be less than the interest expense of the reverse repurchase agreement, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Trust's custodian containing liquid assets having a value at least equal to the repurchase price. The Portfolio may enter into reverse repurchase agreements with banks, brokers and dealers, and has the authority to enter into reverse repurchase agreements in amounts not exceeding in the aggregate one-third of the Portfolio's total assets. See "Additional Investment Information--Investment Restrictions" in the Additional Statement.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments which may be purchased by the Portfolio.

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments including inverse floaters held by the Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

INVESTMENT COMPANIES. In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, the Portfolio may invest in securities issued by other investment companies if otherwise consistent with its investment objective and policies. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations. To the extent required by the 1940 Act and the regulations and orders of the SEC thereunder, the Portfolio currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding stock of any investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940
Act).

ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, unlisted over-the-counter options and certain securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act"), interest rate swaps, stripped mortgage-backed securities ("SMBS") issued by private issuers and guaranteed investment contracts ("GICs").

If otherwise consistent with its investment objectives and policies, the Portfolio may purchase domestically-traded securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Northern, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

STRIPPED OBLIGATIONS. To the extent consistent with its investment objective and policies, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other domestic and foreign obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality), foreign governments or by private issuers such as banks and other financial institutions, are issued at a discount to their "face value," and may include SMBS, which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolio may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Like other stripped securities, these participations are also normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Investments by the Portfolio in such receipts will not exceed 5% of the value of the Portfolio's total assets.

BANK OBLIGATIONS. The Portfolio may invest in domestic and foreign bank obligations, including certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. Such obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

ASSET-BACKED SECURITIES. The Portfolio may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Asset-backed securities acquired by the Portfolio will be rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's at the time of purchase or, if not rated, will be determined by Northern to be of comparable quality. The Portfolio will not purchase non-mortgage asset-backed securities that are not rated by S&P, Duff, Fitch or Moody's.

Presently there are several types of mortgage-backed securities that may be acquired by the Portfolio, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

EXCHANGE RATE-RELATED SECURITIES. The Portfolio may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, potential illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Portfolio will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid instruments, and will be subject to the Portfolio's limitation on investments in illiquid securities.

PAIR-OFF TRANSACTIONS. Subject to the requirements of the 1940 Act, the Portfolio may engage in pair-off transactions involving securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In a pair-off transaction Northern will commit to purchase or sell a security. Then, prior to the settlement date, Northern will "pair-off" the purchase or sale with a matching sale or purchase of the same security that settles prior to, or on, the original settlement date. Profits or losses on the pair-off transaction are settled by the Portfolio's paying or receiving the difference between the purchase and sale prices from the counterparty in the transaction (which will be a bank, broker-dealer or other financial institution determined to be creditworthy by Northern).

A pair-off transaction that involves an initial sale by the Portfolio of a security that it does not own (or does not have the right to obtain at no added cost) will be considered a short sale of the security. Until the sale is paired-off as described above, the Portfolio will maintain on a daily basis a segregated account containing liquid assets at such a level that (a) the amount deposited in the account will equal the current value of the security sold short and (b) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short. Similarly, a segregated account will be maintained for a pair-off transaction that involves an initial purchase by the Portfolio of a security on a forward commitment or when-issued basis as described more fully in the Additional Statement.

The Portfolio will not enter into a pair-off transaction that involves either a short sale or a forward commitment or when-issued purchase if, after effect is given to the sale or purchase, the total market value of all open pair-off transactions would exceed 25% of the value of the Portfolio's net assets.

Although pair-off transactions represent a strategy that will be used by Northern in attempting to earn additional income for the Portfolio resulting from short-term price movements in the securities markets, the transactions may result in losses instead. In addition, pair-off transactions may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolio and gains from the sale of securities deemed to have been held for less than three months. Such gains must not exceed 30% of the Portfolio's gross income in a taxable year in order for the Portfolio to qualify as a regulated investment company under the Internal Revenue Code of 1986.

FIXED INCOME INVESTMENTS. Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities will vary inversely with changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. An investment portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by Northern only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

PORTFOLIO TURNOVER. The Trust cannot accurately predict the turnover rate for the Portfolio, which may vary from year to year. It is expected that the portfolio turnover rate for the Portfolio will not exceed 100% during the current fiscal year. High portfolio turnover (in excess of 100%) may result in the realization of short-term capital gains which are taxable to unitholders as ordinary income (see "Taxes"). In addition, high portfolio turnover rates may result in corresponding increases in brokerage commissions and other transaction costs. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its objective and policies.

MISCELLANEOUS. The Portfolio does not intend to purchase certificates of deposit of Northern or its affiliate banks, commercial paper issued by Northern's parent holding company or other securities issued or guaranteed by Northern, its parent holding company or their subsidiaries or affiliates.

INVESTMENT RESTRICTIONS

The Portfolio is subject to certain investment restrictions which, as described in more detail in the Additional Statement, are fundamental policies that cannot be changed without the approval of a majority of the outstanding units of the Portfolio. The Portfolio will limit its investments so that, with respect to 75% of its total assets, not more than 5% will be invested in the securities of any one issuer (other than investment company securities, U.S. Government securities or repurchase agreements collateralized by U.S. Government securities) and the Portfolio will not invest more than 25% of its total assets in the securities (other than investment company securities, U.S. Government securities and repurchase agreements collateralized by U.S. Government securities) of issuers in any one industry. In addition, the Portfolio may borrow money from banks for temporary or emergency purposes or to meet redemption requests, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings.

                               TRUST INFORMATION

BOARD OF TRUSTEES

The business and affairs of the Trust and the Portfolio are managed under the direction of the Trust's Board of Trustees. The Additional Statement contains the name of each Trustee and background information regarding the Trustees.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern, which has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser, transfer agent and custodian for the Portfolio. As transfer agent, Northern performs various administrative servicing functions, and any unitholder inquiries should be directed to it.

Northern, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern was formed in 1889 with capitalization of $1 million. As of March 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $23.2 billion in assets, $15.2 billion in deposits and employed over 6,900 persons.

Northern administered in various capacities (including as master trustee, investment manager or custodian) approximately $815.9 billion of assets as of March 31, 1997, including approximately $136.3 billion of assets for which Northern had investment management responsibility.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolio and placing purchase and sale orders for portfolio securities. Northern is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). As compensation for its advisory services and its assumption of related expenses, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Portfolio. Northern has voluntarily agreed to reduce its advisory fee for the Portfolio to .25% of the Portfolio's average daily net assets for the current fiscal year. See "Summary of Expenses" above.

PORTFOLIO MANAGER

The table below sets forth information on the person primarily responsible for the day-to-day management of the Portfolio:

                          YEARS PRIMARILY              FIVE YEAR
   NAME AND TITLE           RESPONSIBLE            EMPLOYMENT HISTORY
   ---------------------  ---------------          ------------------
   Steven Schafer         Since 1997      Mr. Schafer joined Northern in 1988.
   Second Vice President

Northern also receives compensation as the Trust's custodian and transfer agent under separate agreements. The fees payable by the Portfolio for these services are described in this Prospectus under "Summary of Expenses" and in the Additional Statement. Different transfer agency fees are payable with respect to the Class A, B, C and D units in the Portfolio.

ADMINISTRATOR AND DISTRIBUTOR

Goldman Sachs, 85 Broad Street, New York, New York 10004, acts as administrator and distributor for the Portfolio. As compensation for its administrative services (which include supervision with respect to the Trust's non-investment advisory operations) and the assumption of related expenses, Goldman Sachs is entitled to a fee from the Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of the Portfolio. No compensation is payable by the Trust to Goldman Sachs for its distribution services. Goldman Sachs has agreed for the current fiscal year that it will reimburse the Portfolio for all expenses (including the fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and transfer agent, servicing fees and extraordinary expenses, such as litigation, interest, taxes and indemnification expenses) which exceed on an annualized basis .10% of the Portfolio's average daily net assets. In addition, as stated under "Summary of Expenses," Northern intends to voluntarily reduce its advisory fee for the Portfolio during the Trust's current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Portfolio during the periods for which the reimbursements and reductions are made.

UNITHOLDER SERVICING PLAN

Pursuant to a Unitholder Servicing Plan ("Servicing Plan") adopted by the Board of Trustees, the Trust may enter into agreements ("Servicing Agreements") with banks, corporations, brokers, dealers and other financial institutions which may include Northern and its affiliates ("Servicing Agents"), under which they will render (or arrange for the rendering of) administrative support services for investors who beneficially own Class B, C and D units of the Portfolio. Beneficial owners of Class C and D units require extensive administrative support services while beneficial owners of Class B units need only some of these services. Administrative support services, which are described more fully in the Additional Statement, may include processing purchase and redemption requests from investors, placing net purchase and redemption orders with Northern acting as the Trust's transfer agent, providing necessary personnel and facilities to establish and maintain investor accounts and records, and providing information periodically to investors showing their positions in Portfolio units.

For these services, fees are payable by the Trust to Servicing Agents at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of Class B units, Class C units and Class D units, respectively, held or serviced by such Servicing Agents for beneficial unitholders ("Servicing Fees"). Servicing Agents are required to provide investors with a schedule of any credits, fees or other conditions that may be applicable to the investment of their assets in Portfolio units.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio units. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

SERVICE INFORMATION

Class A units are designed to be purchased by institutional investors or others who can obtain information about their unitholder accounts and who do not require the Transfer Agent or Servicing Agent services that are provided for Class B, C and D unitholders.

Class B units are designed to be purchased by organizations maintaining record ownership on behalf of beneficial owners where certain services of the Transfer Agent and a Servicing Agent are required that are incident to the separation of record and beneficial ownership.

Class C units are designed to be purchased by institutional investors who require certain account related services of the Transfer Agent and a Servicing Agent that are incident to the investor being the beneficial owner of units.

Class D units are designed to be purchased by investors having a relationship with an organization which requires that account related services and information be provided to the investor and organization by the Transfer Agent and a Servicing Agent.

Any person entitled to receive compensation for selling or servicing units of the Portfolio may receive different compensation with respect to one particular class of units over another in the Portfolio.

EXPENSES

Except as set forth above and in the Additional Statement under "Additional Trust Information," the Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio units under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's unitholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

                                   INVESTING

PURCHASE OF UNITS

Units of the Portfolio are sold on a continuous basis by the Trust's distributor, Goldman Sachs, to institutional investors that either maintain certain qualified accounts at Northern or its affiliates or invest an aggregate of at least $5 million in one or more investment portfolios of the Trust. Goldman Sachs has established several procedures for purchasing Portfolio units in order to accommodate different types of institutional investors.

PURCHASE OF UNITS THROUGH QUALIFIED ACCOUNTS. Class A, B, C and D units of the Portfolio are offered to Northern, its affiliates and other institutions and organizations (the "Institutions") acting on behalf of their customers, clients, employees and others (the "Customers") and for their own account. Institutions may purchase units of the Portfolio through procedures established in connection with the requirements of their qualified accounts or through procedures set forth herein with respect to Institutions that invest directly. Institutions should contact Northern or an affiliate for further information regarding purchases through qualified accounts. There is no minimum initial investment for Institutions that maintain qualified accounts with Northern or its affiliates.

PURCHASE OF UNITS DIRECTLY FROM THE TRUST. An Institution that purchases units directly may do so by means of one of the following procedures, provided that it makes an aggregate minimum initial investment of $5 million in one or more investment portfolios of the Trust:

  PURCHASE BY MAIL. An Institution desiring to purchase units of the Portfolio by mail should mail a check or Federal Reserve draft payable to the Portfolio together with a completed and signed new account application to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. An application will be incomplete if it does not include a corporate resolution with the corporate seal and secretary's certification within the preceding 30 days, or other acceptable evidence of authority. If an

  Institution desires to purchase the units of more than one investment portfolio of the Trust, the Institution should send a separate check for each portfolio. All checks must be payable in U.S. dollars and drawn on a bank located in the United States. A $20 charge will be imposed if a check does not clear. The Trust may delay transmittal of redemption proceeds for units recently purchased by check until such time as it has assured itself that good funds have been collected for the purchase of such units. This may take up to fifteen (15) days. Cash and third party checks are not acceptable for the purchase of Trust units.

  PURCHASE BY TELEPHONE. An Institution desiring to purchase units of the Portfolio by telephone should call Northern acting as the Trust's transfer agent ("Transfer Agent") at 1-800-637-1380. Please be prepared to identify the name of the Portfolio and the manner of payment. Please indicate whether a new account is being established or an additional payment is being made to an existing account. If an additional payment is being made to an existing account, please provide the Institution's name and Portfolio Account Number. Purchase orders are effected upon receipt by the Transfer Agent of Federal funds or other immediately available funds in accordance with the terms set forth below.

  PURCHASE BY WIRE OR ACH TRANSFER. An Institution desiring to purchase units of the Portfolio by wire or ACH Transfer should call the Transfer Agent at 1-800-637-1380 for instructions if it is not making an additional payment to an existing account. An Institution that wishes to add to an existing account should wire Federal funds or effect an ACH Transfer to:

                      The Northern Trust Company
                      Chicago, Illinois
                      ABA Routing No. 0710-00152
                      (Reference 10 Digit Portfolio Account Number) (Reference Unitholder's Name)

  For more information concerning requirements for the purchase of units, call the Transfer Agent at 1-800-637-1380.

EFFECTIVE TIME OF PURCHASES. A purchase order for Portfolio units received by the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day (as defined under "Miscellaneous") will be effected on that Business Day at the net asset value determined on that day; provided that either: (a) the Transfer Agent receives the purchase price in Federal funds or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day such order is received; or (b) payment is received on the next Business Day in the form of Federal funds or other immediately available funds in a qualified account maintained by an Institution with Northern or an affiliate. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent on a Business Day in accordance with the foregoing procedures.

MISCELLANEOUS PURCHASE INFORMATION. Units are purchased without a sales charge imposed by the Trust. The minimum initial investment is $5 million for Institutions that invest directly in one or more investment portfolios of the Trust. The Trust reserves the right to waive this minimum and to determine the manner in which the minimum investment is satisfied. There is no minimum for subsequent investments.

Institutions may impose different minimum investment and other requirements on Customers purchasing units through them. Depending on the terms governing the particular account, Institutions may impose account charges such as asset allocation fees, account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on an investment in the Portfolio. In addition, certain Institutions may enter into Servicing Agreements with the Trust whereby they will perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class B, C and D units and receive fees from the Portfolio for such services; such fees will be borne exclusively by the beneficial owners of Class B, C and D units, respectively. See "Trust Information--Unitholder Servicing Plan." The level of administrative support services, as well as transfer agency services, required by an Institution and its Customers generally will determine whether they purchase units of Class A, B, C or D. The exercise of voting rights and the delivery to Customers of unitholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read this Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

Institutions that purchase units on behalf of Customers are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis. An Institution will be responsible for all losses and expenses of the Portfolio as a result of a check that does not clear, an ACH transfer that is rejected, or any other failure to make payment in the time and manner described above, and Northern may redeem units from an account it maintains to protect the Portfolio and Northern against loss. The Trust reserves the right to reject any purchase order. Federal regulations require that the Transfer Agent be furnished with a taxpayer identification number upon opening or reopening an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the order.

Payment for units of the Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio. For further information about the terms of such purchases, see the Additional Statement.

In the interests of economy and convenience, certificates representing units of the Portfolio are not issued.

Institutions investing in the Portfolio on behalf of their Customers should note that state securities laws regarding the registration of dealers may differ from the interpretations of Federal law and such Institutions may be required to register as dealers pursuant to state law.

Northern may, at its own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Trust. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees that are earned by Northern as investment adviser (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional expense to the Trust or its unitholders, since it will be paid from assets of Northern or its affiliates.

REDEMPTION OF UNITS

REDEMPTION OF UNITS THROUGH QUALIFIED ACCOUNTS. Institutions may redeem units of a class through procedures established by Northern and its affiliates in connection with the requirements of their qualified accounts. Institutions should contact Northern or an affiliate for further information regarding redemptions through qualified accounts.

REDEMPTION OF UNITS DIRECTLY. Institutions that purchase units directly from the Trust through the Transfer Agent may redeem all or part of their Portfolio units in accordance with procedures set forth below.

  REDEMPTION BY MAIL. An Institution may redeem units by sending a written request to The Benchmark Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943. Redemption requests must be signed by a duly authorized person, and must state the number of units or the dollar amount to be redeemed and identify the Portfolio Account Number. See "Other Requirements."

  REDEMPTION BY TELEPHONE. An Institution may redeem units by placing a redemption order by telephone by calling the Transfer Agent at 1-800-637-1380. During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, unitholders should follow procedures outlined above under "Redemption by Mail."

  REDEMPTION BY WIRE. If an Institution has given authorization for expedited wire redemption, units can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. The minimum amount which may be redeemed by this method is $10,000. The Trust reserves the right to change or waive this minimum or to terminate the wire redemption privilege. See "Other Requirements."

  TELEPHONE PRIVILEGE. An Institution that has notified the Transfer Agent in writing of the Institution's election to redeem or exchange units by placing an order by telephone may do so by calling the Transfer Agent at 1-800-637-1380. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized. In all other cases, the unitholder will bear the risk of loss for fraudulent telephone transactions. However, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds of redemption orders received by telephone will be sent by check, by wire or by transfer pursuant to proper instructions. All checks will be made payable to the unitholder of record and mailed only to the unitholder's address of record. See "Other Requirements." Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and retains such tape recordings for six months, and will request a form of identification if such identification has been furnished to the Transfer Agent or the Trust.

  OTHER REQUIREMENTS. A change of wiring instructions and a change of the address of record may be effected only by a written request to the Transfer Agent accompanied by (i) a corporate resolution which evidences authority to sign on behalf of the Institution (including the corporate seal and secretary's certification within the preceding 30 days), (ii) a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") in accordance with rules promulgated by the SEC (a signature notarized by a notary public is not acceptable) or (iii) such other evidence of authority as may be acceptable to the Transfer Agent. A redemption request by mail will not be effective unless signed by a person authorized by the corporate resolution or other acceptable evidence of authority on file with the Transfer Agent.

EXCHANGE PRIVILEGE. Institutions and, to the extent permitted by their account agreements, Customers, may, after appropriate prior authorization, exchange Class A, B, C or D units of the Portfolio having a value of at least $1,000 for Class A, B, C or D units, respectively, of other equity and fixed income portfolios of the Trust as to which the Institution or Customer maintains an existing account with an identical title.

Exchanges will be effected by a redemption of Class A, B, C or D units of the investment portfolio held and the purchase of units of the investment portfolio acquired. Customers of Institutions should contact their Institutions for further information regarding the Trust's exchange privilege and Institutions should contact the Transfer Agent as appropriate. The Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days' written notice to unitholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made.

EFFECTIVE TIME OF REDEMPTIONS AND EXCHANGES. Redemption orders of Portfolio units are effected at the net asset value per unit next determined after receipt in good order by the Transfer Agent. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or units); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Investing--Redemption of Units--Other Requirements." Exchange orders are effected at the net asset value per unit (plus any additional transaction fee payable in connection with the purchase of units in certain portfolios of the Trust) next determined after receipt in good order by the Transfer Agent. If received by Northern with respect to a qualified account it maintains or the Transfer Agent by 3:00 p.m., Chicago time, on a Business Day, a redemption request normally will result in proceeds being credited to such account or sent on the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemption of units may not be effected if a unitholder has failed to submit a completed and properly executed (with corporate resolution or other acceptable evidence of authority) new account application. If units to be redeemed were recently purchased by check, the Trust may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such units. This may take up to fifteen (15) days. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

It is the responsibility of Institutions acting on behalf of Customers to transmit redemption orders to the Transfer Agent and to credit Customers' accounts with the redemption proceeds on a timely basis. If a Customer has agreed with a particular Institution to maintain a minimum balance in his account at such Institution and the balance in such account falls below that minimum, such Customer may be obliged to redeem all or part of his units to the extent necessary to maintain the required minimum balance.

DISTRIBUTIONS

Distributions from the Portfolio's net investment income and annualized capital gains are made as follows:

                       INVESTMENT INCOME
                           DIVIDENDS        CAPITAL
                       ------------------    GAINS
                       DECLARED    PAID   DISTRIBUTION
                       ------------------ ------------
                        Monthly   Monthly   Annually

Dividends and distributions will reduce the Portfolio's net asset value by the amount of the dividend or distribution. All dividends and distributions are automatically reinvested (without any sales charge) in additional units of the Portfolio at the net asset value per unit determined on the payment date. However, a holder may elect, upon written notification to the Transfer Agent, to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of units of another investment portfolio of the Trust at their net asset value per unit (plus any additional transaction fee payable in connection with the purchase of units in certain portfolios of the Trust) determined on the payment date (provided the holder maintains an account in such portfolio). Unitholders of record must make such election, or any revocation thereof, in writing to the Transfer Agent. The election will become effective with respect to dividends paid two days after its receipt by the Transfer Agent.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D units in the Portfolio, the amount of the Portfolio's net investment income available for distribution to the holders of such units will be effectively reduced by the amount of such fees. See "Unitholder Service Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

TAXES

The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its unitholders an amount equal to at least 90% of its investment company taxable income for such year. In general, the Portfolio's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's unitholders who are not currently exempt from Federal income taxes whether they are received in cash or reinvested in additional units. (Federal income taxes for distributions to an IRA or other qualified retirement plan are deferred under the Code.) It is not expected that the Portfolio's distributions will qualify for the dividends received deduction for corporations.

Substantially all of the Portfolio's net realized long-term capital gains will be distributed at least annually to its unitholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to Portfolio unitholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the unitholders have held the units and whether such gains are received in cash or reinvested in additional units. Unitholders should note that, upon sale or exchange of Portfolio units, if the unitholder has not held such units for more than six months, any loss on the sale or exchange of those units will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the units.

Dividends declared in October, November or December of any year payable to unitholders of record on a specified date in such months will be deemed for Federal tax purposes to have been paid by the Portfolio and received by the unitholders on December 31 of such year if such dividends are paid during January of the following year.

An investor considering buying units of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a unitholder upon the redemption, transfer or exchange of units of the Portfolio depending upon the tax basis and their price at the time of redemption, transfer or exchange.

Unitholders of record will be advised by the Trust at least annually as to the Federal income tax consequences of distributions made to them each year.

The foregoing discussion summarizes some of the important Federal tax considerations generally affecting the Portfolio and its unitholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own Federal, state and local tax situation.

                                NET ASSET VALUE

The net asset value per unit of the Portfolio for purposes of pricing purchase and redemption orders is calculated by Northern as of 3:00 p.m., Chicago Time, on each Business Day. Net asset value per unit of a particular class in the Portfolio is calculated by dividing the value of all securities and other assets belonging to the Portfolio that are allocated to such class, less the liabilities charged to that class, by the number of the outstanding units of that class.

U.S. and foreign investments held by the Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

                            PERFORMANCE INFORMATION

The performance of a class of units of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of units may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its two components, the Treasury Bond Index and the Agency Bond Index), the Lehman Brothers Intermediate/Corporate Bond Index, the Consumer Price Index or other unmanaged bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the J.P. Morgan Non-U.S. Government Bond Index. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of units of the Portfolio.

The Portfolio will calculate its total return for each class of units on an "average annual total return" basis for various periods from the date the Portfolio commences investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of units may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the units and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the units of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolio may also advertise from time to time the total return of one or more classes of units on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The yield of a class of units in the Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of units is computed by dividing the per unit net income for the class during a 30-day (or one month) period by the net asset value per unit on the last day of the period and annualizing the result on a semi-annual basis.

Because of the different servicing fees and transfer agency fees payable with respect to the Class A, B, C and D units in the Portfolio, the performance of such units will be effectively reduced by the amount of such fees. For example, because Class A units bear the lowest servicing and transfer agency fees, the return of Class A units will be more than the return of other classes of units of the Portfolio. See "Unitholder Servicing Plan" and "Investment Adviser, Transfer Agent and Custodian" under the heading "Trust Information" in this Prospectus.

The performance of each class of units of the Portfolio is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that, when redeemed, units may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with the Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in the Portfolio will not be included in calculations of performance data.

                                 ORGANIZATION

The Trust was formed as a Massachusetts business trust on July 15, 1982 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of units of beneficial interest of one or more separate series representing interests in one or more investment portfolios. As of the date of this Prospectus, the Trust offers eighteen separate series of units of beneficial interest representing interests in eighteen investment portfolios, one of which is described in this Prospectus; the other series of units are described in separate prospectuses. It is anticipated that each investment series of the Trust, including the Intermediate Bond Portfolio, will be reorganized on [September 30], 1997, or as soon thereafter as practicable, into newly established series of a Delaware business trust (the "Delaware Trust"). The current Trustees of the Trust will also serve as Trustees of the Delaware Trust and the investment objectives, restrictions and policies and expenses of the series of the Delaware Trust will be identical to those of the corresponding portfolios of the Trust. The initial unitholder of the Intermediate Bond Portfolio has approved the reorganization of the Portfolio into a series of the Delaware Trust. In the event that the unitholders of the other series of the Trust do not approve reorganizations into the Delaware Trust, the Intermediate Bond Portfolio may not be reorganized into the Delaware Trust. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Declaration of Trust of both the Trust and the Delaware Trust authorizes the Board of Trustees to classify or reclassify any unissued units into additional series or subseries within a series. Pursuant to such authority, the Board of Trustees has classified four subseries (sometimes referred to as "Classes") of units in the Portfolio: the Class A units, Class B units, Class C units and Class D units. Each unit of the Portfolio is without par value, represents an equal proportionate interest in the Portfolio with each other unit of its class in the Portfolio and is entitled to such dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees.

The Trust's unitholders are entitled to one vote for each full unit held and proportionate fractional votes for fractional units held. Each series entitled to vote on a matter will vote thereon in the aggregate and not by series, except as otherwise required by law or when the matter to be voted on affects only the interests of unitholders of a particular series. The Additional Statement gives examples of situations in which the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate units of the Trust may elect all of the Trustees irrespective of the vote of the other unitholders. In addition, holders of each of the Class A, B, C and D units representing interests in the Portfolio have equal voting rights except that only units of a particular class within the Portfolio will be entitled to vote on matters submitted to a vote of unitholders (if any) relating to unitholder servicing expenses and transfer agency fees that are payable by that class.

As of July 15, 1997, Northern possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding units of the Trust.

The Trust does not presently intend to hold annual meetings of unitholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of unitholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding units. To the extent required by law, the Trust will assist in unitholder communications in connection with such a meeting.

The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                                 MISCELLANEOUS

The address of the Trust is 4900 Sears Tower, Chicago, Illinois 60606 and the telephone number is (800) 621-2550.

As used in this Prospectus, the term "Business Day" refers to each day when Northern and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern and/or the Exchange. For 1997 the holidays of Northern and/or the Exchange are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas Day. On those days when Northern or the Exchange closes early as a result of unusual weather or other circumstances, the right is reserved to advance the time on that day by which purchase and redemption requests must be received. In addition, on any Business Day when the Public Securities Association (PSA) recommends that the securities markets close early, the Portfolio reserves the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day.

                             ---------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities have been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                     SUBJECT TO COMPLETION -- MAY 16, 1997

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                                4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606

                            SHORT DURATION PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                 BOND PORTFOLIO
                         INTERMEDIATE BOND PORTFOLIO
                         INTERNATIONAL BOND PORTFOLIO

This Statement of Additional Information (the "Additional Statement") dated ________, 1997 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated _________, 1997. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                            -----------------------

                                     INDEX

                                                      Page
                                                      ----

ADDITIONAL INVESTMENT INFORMATION                     B-3
  Investment Objectives and Policies                  B-3
  Investment Restrictions Applicable to the
    Short Duration Portfolio                          B-18
    Investment Restrictions Applicable to the
    U.S. Government Securities, Short-Intermediate
    Bond, U.S. Treasury Index, Bond, Intermediate
    Bond and International Bond Portfolios            B-21
ADDITIONAL TRUST INFORMATION                          B-24
  Trustees and Officers                               B-24
  Investment Adviser, Transfer Agent and Custodian    B-29
  Administrator and Distributor                       B-38
  Unitholder Servicing Plan                           B-40
  Counsel and Auditors                                B-43
  In-Kind Purchases                                   B-43


PERFORMANCE INFORMATION                               B-44
TAXES                                                 B-52
     General                                          B-52
     Taxation of Certain Financial Instruments        B-54
     Foreign Investors                                B-56
     Conclusion                                       B-57
DESCRIPTION OF UNITS                                  B-57
OTHER INFORMATION                                     B-62
FINANCIAL STATEMENTS                                  B-63
APPENDIX A (Description of Bond Ratings)              1-A
APPENDIX B (Futures Contracts)                        1-B

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

UNITS OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the investment objectives and policies of the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

U.S. Government Obligations.  Examples of other types of U.S.  Government
---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Supranational Bank Obligations.  Each Portfolio (other than the U.S. Treasury
------------------------------
Index Portfolio) may invest in obligations of supranational banks.
Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Stripped Securities.  The Treasury Department has facilitated transfers of
-------------------
ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped.
SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per unit.

Asset-Backed Securities.  The U.S. Government Securities Portfolio may purchase
-----------------------
securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short Duration, Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Foreign Securities.  Unanticipated political or social developments may affect
------------------
the value of a Portfolio's investments in emerging market countries and the availability to the Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign Currency Transactions.  In order to protect against a possible loss on
-----------------------------
investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When Northern anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, with respect to the International Bond Portfolio, Northern may purchase or sell forward foreign currency exchange contracts to seek to increase total return.

A separate account consisting of liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be established with the

Portfolios' custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the difference in maintained by the Portfolio in liquid assets in a segregated account with its custodian.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Portfolios (other
-------------------------------------------------------
than the U.S. Treasury Index Portfolio) may enter into interest rate swaps, floors and caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolios will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

The International Bond Portfolio may enter into currency swaps, which involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust and Northern believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian.

The Portfolios will not enter into an interest rate or currency swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

Options.  Each Portfolio may buy put options and call options and write covered
-------
call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or (in the case of the International Bond Portfolio) the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian. The Portfolios will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Portfolios' custodian in an amount not less than the exercise price of the option at all times during the option period.

With respect to yield curve options, a call (or put) option is covered if the International Bond Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts and Related Options.  Each Portfolio may invest in futures
-------------------------------------
contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

Securities Lending.  Collateral for loans of portfolio securities made by a
------------------
Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and/or interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions.
-----------------------------------------------------------------------------
When a Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio's custodian (or subcustodian) will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

As described in the Prospectus, the Short Duration, U.S. Government Securities, Short-Intermediate Bond, Bond and Intermediate Bond Portfolios may dispose of or negotiate a when-issued or forward commitment after entering into it in connection with pair-off transactions. A Portfolio will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time Deposits
------------------------------------------------------------------------------
and Bank Notes.  Commercial paper represents short-term unsecured promissory
--------------
notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior,
                                           ----------
unsecured obligations of the bank. Some states have "depositor preference" laws that give depositors of their state chartered banks priority over holders of bank notes and other general creditors. In addition, the U.S. Congress has adopted legislation which creates a Federal "depositor preference" law providing the claims of certain creditors of an insured depository institution (including its depositors) with priority over the claims of that institution's unsecured creditors (including holders of its notes), in the event of that institution's insolvency or other resolution. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation to the extent of $100,000 per depositor.

A Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S.

branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Variable and Floating Rate Instruments.  With respect to the variable and
--------------------------------------
floating rate instruments that may be acquired by the Portfolios, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Pair-Off Transactions. Subject to the requirements of the 1940 Act, each
---------------------
Portfolio (other than the U.S. Treasury Index and International Bond Portfolios) may engage in pair-off transactions involving securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In a pair-off transaction Northern will commit to purchase or sell a security. Then, prior to the settlement date, Northern will "pair-off" the purchase or sale with a matching sale or purchase of the same security that settles prior to, or on, the original settlement date. Profits or losses on the pair-off transaction are settled by a Portfolio's paying or receiving the difference between the purchase and sale prices from the counterparty in the transaction (which will be a bank, broker-dealer or other financial institution determined to be creditworthy by Northern).

A pair-off transaction that involves an initial sale by a Portfolio of a security that it does not own (or does not have the right to obtain at no added cost) will be considered a short sale of the security. Until the sale is paired-off as described above, the Portfolio will maintain on a daily basis a segregated account containing liquid assets at such a level that (a) the amount deposited in the segregated account will equal the current value of the security sold short and (b) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short. Similarly, a segregated account will be maintained for a pair-off transaction that involves an initial purchase by a Portfolio of a security on a forward commitment or when-issued basis as described more fully in this Additional Statement.

A Portfolio will not enter into a pair-off transaction that involves either a short sale or a forward commitment or when-issued purchase if, after effect is given to the sale or purchase,the total market value of all open pair-off transactions would exceed 25% of the value of the Portfolio's net assets.

Although pair-off transactions represent a strategy that may be used by Northern in attempting to earn additional income for the Portfolios resulting form short-term price movements in the securities markets, the transactions may result in losses instead. In addition, pair-off transactions may produce higher than normal portfolio turnover which may result in increased transaction costs to a Portfolio and gains from the sale of securities deemed to have been held for less than three months. Such gains must not exceed 30% of a Portfolio's gross income in a taxable year in order for the Portfolio to qualify as a regulated investment company under the Internal Revenue Code of 1986.

Investment Companies.  To the extent required by the 1940 Act and the
--------------------
regulations and orders of the SEC thereunder, each Portfolio currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made, not more than 3% of the total outstanding stock of any one investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act). An investment company whose securities are purchased by a Portfolio or the Trust is not obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. Notwithstanding the foregoing, a Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust and will comply with any fundamental investment restriction that may otherwise be applicable to such investments. To the extent required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

Repurchase Agreements.  Each Portfolio may enter into repurchase agreements with
---------------------
financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements.  Each Portfolio may borrow funds for temporary or
-----------------------------
emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Risks Related to Lower-Rated Securities.  While any investment carries some
---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per unit.

There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The rating assigned by a rating agency evaluates the safety of a lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Northern performs its own analysis of the issuers whose lower-rated securities the Portfolios hold. Because of this, the Portfolios' performance may depend more on Northern's own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting lower-rated securities, Northern considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. Northern monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

Dollar-Weighted Average Maturity (Short Duration Portfolio only).  Because the
----------------------------------------------------------------
Short Duration Portfolio's duration takes into account the cash flows from the securities held by the Portfolio, the Portfolio's duration will never be longer than its dollar-weighted average maturity. As stated, for purposes of calculating the Portfolio's dollar-weighted average maturity, the maturity of a security will normally be the date when final payment is due, with these exceptions: (a) variable and floating rate instruments without demand features may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate, (b) floating rate instruments which incorporate a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand, (c) variable rate instruments which incorporate a demand feature may be deemed to have a maturity equal to the shorter of the period remaining until (i) the next readjustment of the interest rate or (ii) the principal amount can be recovered through demand, and (d) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase agreement is to be repaid (whether at maturity or on demand). These exceptions do not apply to certain variable and floating rate instruments, such as inverse floating rate instruments. A fixed-rate mortgage-backed or other asset-backed security will be deemed to have a maturity equal to the security's weighted average life (i.e., the average time to receipt of expected cash flows on the security).

Yields and Ratings.  The yields on certain obligations, including the
------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subject to the limitations stated in the Prospectus, if a Portfolio security undergoes a rating revision, a Portfolio may continue to hold the security if Northern determines that retention is warranted.

Calculation of Portfolio Turnover Rate.  The portfolio turnover rate for the
--------------------------------------
Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Portfolios to receive favorable tax treatment.

INVESTMENT RESTRICTIONS APPLICABLE TO THE SHORT DURATION PORTFOLIO

The Short Duration Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Short Duration Portfolio only by a vote of the holders of a majority of the Short Duration Portfolio's outstanding units.

The Portfolio may not:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and enter into futures contracts and related options.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities, except as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps, floors, caps and related options; and pair-off transactions.

     (8) Purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation.

     (9) Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that: (a) up to 25% of the value of the total assets of the Portfolio may be invested in any securities without regard to this 5% limitation; and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (10) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements and securities loans collateralized by such U.S. Government obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (11) Borrow money (other than pursuant to reverse repurchase agreements) except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exception in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of the Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of the Portfolio in accordance with the 1940 Act.

In applying Restriction No. 9 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

In addition, as matter of fundamental policy, the Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the Portfolio's total assets.

  Except to the extent otherwise provided in Investment Restriction (10) for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

INVESTMENT RESTRICTIONS APPLICABLE TO THE U.S. GOVERNMENT SECURITIES, SHORT-INTERMEDIATE BOND, U.S. TREASURY INDEX, BOND, INTERMEDIATE BOND AND INTERNATIONAL BOND PORTFOLIOS

The U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios are subject to the fundamental investment restrictions enumerated below which may be changed with respect to these particular Portfolios only by a vote of the holders of a majority of a Portfolio's outstanding units.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5) Invest in companies for the purpose of exercising control.

     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Bond Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps (and in the case of the International Bond Portfolio, currency swaps); and pair-off transactions (except in the case of the International Bond Portfolio).

     (8) Purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation; provided that this restriction does not apply to the International Bond Portfolio or Intermediate Bond Portfolio.

     (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

IN ADDITION, THE U.S. GOVERNMENT SECURITIES, SHORT-INTERMEDIATE BOND, U.S. TREASURY INDEX AND BOND PORTFOLIOS MAY NOT:

     (11) Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if immediately after such purchase more than 5% of the value of such Portfolio's total assets would be invested in such issuer, except that: (a) up to 25% of the value of the total assets of each Portfolio may be invested in any securities without regard to this 5% limitation; and (b) with respect to each Portfolio, such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

In applying Restriction No. 11 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

In addition, with respect to the Intermediate Bond Portfolio,

     (12) The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the Investment Company Act of 1940, as amended.

     (13) Notwithstanding any of the aforementioned fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Intermediate Bond Portfolio may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision); and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

Except to the extent otherwise provided in Investment Restriction (9) for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles).
Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

In addition, as a matter of fundamental policy, the International Bond Portfolio will not issue senior securities except as stated in the Prospectus or this Additional Statement.

As a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government).
As a non-fundamental investment restriction that can be changed without unitholder approval, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below.

NAME, AGE                                      POSITIONS                  PRINCIPAL OCCUPATION(S)
AND ADDRESS                                   WITH TRUST                    DURING PAST 5 YEARS
---------------------------------  ---------------------------------  -------------------------------
William H. Springer, 67            Chairman                            Vice Chairman of Ameritech
701 Morningside Drive              and                                 (a telecommunications holding
Lake Forest, IL 60045              Trustee                             company), February 1987 to re-
                                                                       tirement in August 1992; Vice
                                                                       Chairman, Chief Financial and
                                                                       Administrative Officer of
                                                                       Ameritech prior to 1987; Di-
                                                                       rector, Walgreen Co. (a retail
                                                                       drug store business); and
                                                                       Director of Baker, Fentress &

NAME, AGE                                      POSITIONS                  PRINCIPAL OCCUPATION(S)
AND ADDRESS                                   WITH TRUST                    DURING PAST 5 YEARS
---------------------------------  ---------------------------------  -------------------------------
                                                                      Co. (a closed-end, non-diversified
                                                                      management investment company) from April
                                                                      1992 to present.

Edward J. Condon, Jr., 56          Trustee                            Chairman of The Pardigm Group,
227 West Monroe Street                                                Ltd. (a financial advisor)
Chicago, IL 60606.                                                    since July 1993;  Vice President and
                                                                      Treasurer of Sears, Roebuck and Co. (a
                                                                      retail corporation) from February 1989 to
                                                                      July 1993;  within the last five years he
                                                                      has served as a Director of: Sears Roebuck
                                                                      Acceptance Corp.; Discover Credit Corp.;
                                                                      Sears Receivables Financing Group, Inc.;
                                                                      Sears Credit Corp.; and Sears Overseas
                                                                      Finance N.V.

John W. English, 64                Trustee                            Private Investor;  Vice Pres-
50-H New England Avenue                                               ident and Chief Investment
P.O. Box 640                                                          Officer of The Ford Foundation
Summit, NJ 07902-0640.                                                (a charitable trust) from 1981 until 1993;
                                                                      Trustee:  The  China Fund, Inc.; Paribas
                                                                      Trust for the Institutions; Retail Property
                                                                      Trust; Sierra Trust; American Red Cross in
                                                                      Greater New York; Mote Marine Laboratory;
                                                                      and United Board for Christian Higher
                                                                      Education in Asia.  Director: University of
                                                                      Iowa Foundation; Blanton-Peale Institutes of
                                                                      Religion and Health; Community Found-ation
                                                                      of Sarasota County; Duke Management Company;
                                                                      and John Ringling Centre Foundation.

James J. Gavin, Jr., 74           Trustee                             Vice Chairman from January
161 Thorntree Lane                                                    1985 to August 1987 and Senior
Winnetka, Illinois 60093                                              Vice President-Finance and  Chief Financial
                                                                      Officer from 1975 to January 1985 of Borg-
                                                                      Warner Corporation (a diversi-
                                                                      fied manufacturing company   also engaged in
                                                                      providing financial and protective ser-

NAME, AGE                                      POSITIONS                  PRINCIPAL OCCUPATION(S)
AND ADDRESS                                   WITH TRUST                    DURING PAST 5 YEARS
---------------------------------  ---------------------------------  -------------------------------
                                                                      vices); Director of Service Corporation
                                                                      International (a funeral service/cemetery
                                                                      company); Stepan Corporation
                                                                      (a producer of basic and in termediate
                                                                      chemicals); Borg-Warner Industrial Products,
                                                                      Inc. (a supplier of advanced technology
                                                                      fluid transfer and control equipment,
                                                                      systems and services).

Frederick T.  Kelsey, 69           Trustee                            Consultant to Goldman Sachs
3133 Laughing Gull Court                                              from December 1985 through
Johns Island, SC  29455                                               February 1988;  Director of Goldman Sachs
                                                                      Funds Group and Vice President of Goldman
                                                                      Sachs from May 1981 until his retirement in
                                                                      November 1985;  President and Treasurer of
                                                                      the Trust through August 1985;  Trustee,
                                                                      various management investment companies
                                                                      affiliat ed with Kemper Financial Com
                                                                      panies.

Richard P. Strubel, 57             Trustee                            President and Chief Executive
70 West Madison St                                                    Officer, Tandem Partners,
Suite 1400                                                            Inc. (a diversified
Chicago, IL 60602                                                     manufacturer of fastening systems and
                                                                      connectors)since January 1984.

Paul Klug, 45                      President                          Vice President of Goldman
One New York Plaza                                                    Sachs; Director of Proprietary
New York, NY 10004                                                    Mutual Funds of GSAM since
                                                                      February 1994; Chief Operating
                                                                      Officer, Vista Capital Manage
                                                                      ment, Chase Manhattan Bank
                                                                      from January 1990 to February
                                                                      1994.

Pauline Taylor, 50                 Vice                               Vice President of Goldman
4900 Sears Tower                   President                          Sachs; Co-Manager, Shareholder
 Chicago, IL  60606                                                   Services of GSAM Funds Group
                                                                      since June 1992; Consultant
                                                                      since 1989; Senior Vice Pres-
                                                                      ident of Fidelity Investments
                                                                      prior to 1989.

NAME, AGE                                      POSITIONS                  PRINCIPAL OCCUPATION(S)
AND ADDRESS                                   WITH TRUST                    DURING PAST 5 YEARS
---------------------------------  ---------------------------------  -------------------------------
Nancy L. Mucker, 47                 Vice                              Vice President, Goldman Sachs
4900 Sears Tower                    President                         and Manager of Shareholder
Chicago, IL  60606                                                    Services for GSAM Funds Group
                                                                      since November 1989.

John W. Mosior, 58                  Vice                              Vice President, Goldman Sachs
4900 Sears Tower                    President                         and Manager of Shareholder
Chicago, IL  60606                                                    Services for GSAM Funds Group
                                                                      since November 1989.

Scott M. Gilman, 37                 Treasurer                         Director, Mutual Funds Admin-
One New York Plaza                                                    istration, Goldman Sachs Asset
New York, NY  10004                                                   Management since April 1994;
                                                                      Assistant Treasurer, Goldman
                                                                      Sachs Funds Management, Inc.
                                                                      since March 1993; Vice Pre
                                                                      sident, Goldman Sachs since
                                                                      March 1990.

John Perlowski, 32                  Assistant                         Vice President, Goldman Sachs
One New York Plaza                  Treasurer                         since July 1995; Director,
New York, NY  10004                                                   Investors Bank and Trust,
                                                                      November 1993 to July 1995;
                                                                      Audit Manager of Arthur Ander-
                                                                      son LLP prior thereto.

Michael J. Richman, 36              Secretary                         Associate General Counsel,
85 Broad Street                                                       Goldman Sachs Asset Management
 New York, NY 10004                                                   since February 1994; Vice
 President and Assistant                                              General Counsel of Goldman Sachs
                                                                      since June 1992; Counsel to
                                                                      the Funds Group, GSAM since
                                                                      June 1992; Partner, Hale and
                                                                      Dorr from September 1991 to
                                                                      June 1992.

Howard B. Surloff, 31               Assistant                         Vice President and Assistant
 85 Broad Street                    Secretary                         General Counsel, Goldman Sachs
 New York, NY 10004                                                   since November 1993 and May
                                                                      1994, respectively; Counsel to
                                                                      the Funds Group, GSAM since
                                                                      November 1993; Formerly Asso-
                                                                      ciate of Shereff Friedman,
                                                                      Hoffman & Goodman, LLP prior
                                                                      thereto.

NAME, AGE                                      POSITIONS                  PRINCIPAL OCCUPATION(S)
AND ADDRESS                                   WITH TRUST                    DURING PAST 5 YEARS
---------------------------------  ---------------------------------  -------------------------------
Valerie A. Zondorak, 31             Assistant                            Vice President, Goldman Sachs
85 Broad Street                     Secretary                            (since March 1997); Counsel to
New York, NY  10004                                                      the Funds Group, GSAM (since
                                                                         March 1997); Associate of
                                                                         Shereff Friedman, Hoffman &
                                                                         Goodman LLP (prior thereto).

Steven E. Hartstein, 33             Assistant                            Legal Products Analyst,
85 Broad Street                     Secretary                            Goldman Sachs from June 1993
New York, NY 10004                                                       to present; Funds Compliance
                                                                         Officer, Citibank Global Asset
                                                                         Management from August 1991 to
                                                                         June 1993; Legal Assistant,
                                                                         Brown & Wood prior thereto.

Deborah A. Farrell, 25              Assistant                            Administrative Assistant,
85 Broad Street                     Secretary                            Goldman Sachs since
New York, NY  10004                                                      January 1994;  Formerly at Cleary,
                                                                         Gottlieb, Steen & Hamilton.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Klug, Mosior, Gilman, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker, Taylor and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1996:




                                                            Total
                                                          Compensation
                                           Pension or         from
                                           Retirement      Registrant
                                           Benefits           and
                              Aggregate    Accrued as         Fund
                             Compensation  Part of          Complex
                                 from      Trust's          Paid to
Name of Trustee               Registrant   Expenses        Trustees
---------------------------  ------------  ----------    ------------

William H. Springer             $45,000        $0          $45,000
Edward J. Condon, Jr.           $32,500        $0          $32,500
John W. English                 $31,000        $0          $31,000
James J. Gavin                  $35,000        $0          $35,500
William B. Jordan*              $ 2,083        $0          $ 2,083
Frederick T. Kelsey             $35,500        $5,325**    $40,825
Richard P. Strubel              $40,500        $0          $40,500

*  Retired as of December 31, 1995.
** Interest from deferred compensation.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern is one of the nation's leading providers of trust and investment management services. As of March 30, 1997, Northern had approximately $136.3 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Subject to the general supervision of the Board of Trustees, Northern makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Portfolio. Northern's Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions Northern shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, Northern is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Northern or an affiliate of Northern exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Transactions on foreign securities exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Northern will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when Northern believes such practice to be in the Portfolios' interests.

Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, with respect to units held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of units in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions unitholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to units held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of units in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for Prospectuses and Additional Statements, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(10) furnish the Trust all pertinent Blue Sky information; (11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .05%, .10% and .15%
of the average daily net asset value of the Class A, B, C and D units, respectively, in the Portfolios.

Under its Custodian Agreement (and in the case of the International Bond Portfolio its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; or
(iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

As compensation for the services rendered to the Trust by Northern as custodian to the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and Intermediate Bond Portfolios, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating.

Unless sooner terminated, the Advisory Agreement, Custodian Agreement (or in the case of the International Bond Portfolio the Foreign Custody Agreement) and Transfer Agency Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1998 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding units of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or unitholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee incurred by each Portfolio (after fee waivers) was as follows:

                                        1996      1995      1994
                                      --------  --------  --------
Short Duration Portfolio (1)          $ 72,840  $108,537  $230,429
U.S. Government Securities
Portfolio (2)                          219,457    77,685    67,880
Short-Intermediate Bond
  Portfolio (3)                        421,548   305,155   260,009
U.S. Treasury Index Portfolio (3)       26,172    49,400    83,790
Bond Portfolio (3)                     830,217   663,400   608,504
International Bond Portfolio (4)       224,098   224,564  $122,985

--------------
(1)  Commenced investment operations on June 2, 1993.
(2)  Commenced investment operations on April 5, 1993.
(3)  Commenced investment operations on January 11, 1993.
(4)  Commenced investment operations on March 28, 1994.

For the same fiscal periods ended November 30 as indicated.
Northern waived additional advisory fees as follows:

                                                                  1996      1995      1994
                                                               ----------  --------  --------
Short Duration Portfolio (1)                                   $  121,294  $180,999  $384,049
U.S. Government Securities
  Portfolio (2)                                                   307,297   108,759    95,031
Short-Intermediate Bond
  Portfolio (3)                                                   589,702   427,217   364,019
U.S. Treasury Index Portfolio (3)                                  43,719    82,333   139,653
Bond Portfolio (3)                                              1,162,601   928,746   851,339
International Bond Portfolio (4)                                   63,958    64,150    34,908
--------

(1)  Commenced investment operations on June 2, 1993.
(2)  Commenced investment operations on April 5, 1993.
(3)  Commenced investment operations on January 11, 1993.
(4)  Commenced investment operations on March 28, 1994.


For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                             1996     1995     1994
                                            -------  -------  -------
Short Duration Portfolio (1)                $     0  $ 1,135  $ 1,000
 U.S. Government Securities
  Portfolio (2)                              12,058    3,163    2,980
Short-Intermediate Bond
  Portfolio (3)                              16,929   12,216   10,000
U.S. Treasury Index Portfolio (3)             2,414    3,366    6,173
Bond Portfolio (3)                           39,420   28,014   24,006
International Bond Portfolio (4)              3,220    3,209    2,000
---------

(1)  Commenced investment operations on June 2, 1993.
(2)  Commenced investment operations on April 5, 1993.
(3)  Commenced investment operations on January 11, 1993.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fee (and, in the case of the International Bond Portfolio, the Foreign Custodian Fee) incurred by each Portfolio was as follows:

                                     1996     1995     1994
                                    -------  ------  --------
Short Duration Portfolio (1)        $31,619  48,371   $47,000
U.S. Government Securities
  Portfolio (2)                      19,709  23,744    24,000
Short-Intermediate Bond
  Portfolio (3)                      28,060  24,834    22,343
U.S. Treasury Index Portfolio (3)    20,242  22,734    23,070
Bond Portfolio (3)                   46,249  35,344    36,609
International Bond Portfolio (4)     67,555  46,838    25,000
--------

(1)  Commenced investment operations on June 2, 1993.
(2)  Commenced investment operations on April 5, 1993.
(3)  Commenced investment operations on January 11, 1993.
(4)  Commenced investment operations on March 28, 1994.

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per unit of any Portfolio or result in a financial loss to any unitholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing units of an open-end investment company were relaxed, the Trust expects that Northern would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern might offer to provide services for consideration by the Trustees.

Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreement, Northern agrees that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

PORTFOLIO TRANSACTIONS
----------------------

To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker-dealer affiliated directly or indirectly with Northern, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the unitholders of the Portfolio. For the past three fiscal years, none of the Portfolios paid brokerage commissions.

During the fiscal year ended November 30, 1996, the Short Duration Portfolio acquired and sold securities of Bear Stearns & Co., Donaldson, Lufkin & Jenrette Securities, Inc. and Swiss Bank, each a regular broker/dealer. At November 30, 1996, the Short Duration Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate value of $10,000,000, Donaldson, Lufken & Jenrette Securities, Inc., with an approximate aggregate value of $3,000 and Swiss Bank, with an approximate aggregate value of $1,000,000.

During the fiscal year ended November 30, 1996, the Short-Intermediate Bond Portfolio acquired and sold securities of Salomon Brothers, Inc. and Donaldson, Lufkin & Jenrette Securities, Inc. each a regular broker/dealer. At November 30, 1996, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Salomon Brothers, Inc., with an approximate aggregate value of $4,982,000 and Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $8,826,000.

During the fiscal year ended November 30, 1996, the Bond Portfolio acquired and sold securities of Salomon Brothers, Inc. and Donaldson, Lufkin & Jenrette Securities, Inc., each a regular broker/dealer. At November 30, 1996, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Salomon Brothers, Inc., with an approximate aggregate market value of $9,515,000 and Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $7,450,000.

ADMINISTRATOR AND DISTRIBUTOR

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to unitholders, periodic updating of the Prospectus issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's units), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                              1996       1995      1994
                                            ---------  --------  ---------

Short Duration Portfolio (1)                 $121,399  $180,895   $328,204
U.S. Government Securities
  Portfolio (2)                                87,782    31,074     27,152
Short-Intermediate Bond
  Portfolio (3)                               168,616   122,062    104,003
U.S. Treasury Index Portfolio (3)              17,448    32,933     55,859
Bond Portfolio (3)                            332,084   265,356    243,234
International Bond Portfolio (4)               32,014    32,075     17,569
--------

(1)  Commenced investment operations on June 2, 1993.
(2)  Commenced investment operations on April 5, 1993.
(3)  Commenced investment operations on January 11, 1993.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio then in existence other than the Short Duration Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce Administration Fees by the following amounts:

                                            1996      1995      1994
                                           -------  --------  --------
--
U.S. Government Securities
  Portfolio (1)                            131,975  $ 46,611  $ 40,727
Short-Intermediate Bond
  Portfolio (2)                            185,161   161,031   162,000
U.S. Treasury Index Portfolio (2)           26,353    49,400    83,790
Bond Portfolio (2)                         243,306   232,678   221,000
International Bond Portfolio (3)            48,221    48,112    26,180

(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs has agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the unitholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for all expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser or transfer agent, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Bond Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was contractual with respect to the Short Duration Portfolio, but voluntary with respect to the other Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Porfolios. The effect of these reimbursements by Goldman Sachs for the fiscal periods ended November 30 as indicated, were to reduce the expenses of each Portfolio by:


                                  1996       1995      1994
                                ---------  --------  ---------

Short Duration Portfolio (1)     $152,596  $213,702   $422,251
U.S. Government Securities
  Portfolio (2)                    68,799    72,798     67,523
Short-Intermediate Bond
  Portfolio (3)                    97,056    87,069     82,935

                                            1996     1995     1994
                                           -------  -------  -------

U.S. Treasury Index Portfolio (3)           67,218   76,730   72,034
Bond Portfolio (3)                         142,673  112,995  156,721
International Bond Portfolio (4)            87,159   52,493   30,840
--------

(1)  Commenced investment operations on June 2, 1993.
(2)  Commenced investment operations on April 5, 1993.
(3)  Commenced investment operations on January 11, 1993.
(4)  Commenced investment operations on March 28, 1994.

Unless sooner terminated the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1998, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding units of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or unitholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells units of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not unitholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.


UNITHOLDER SERVICING PLAN

As stated in the Portfolios' Prospectus, Institutions may enter into Servicing Agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such units in consideration of the Portfolios' payment of not more than .10%, .15% and .25% (on an annualized basis) of the average daily net asset value of the Class B, C and D units, respectively, of the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and International Bond Portfolios beneficially owned by such Customers or investors.

For the fiscal periods ended November 30 as indicated, the aggregate amount of the Unitholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                          1996       1995     1994
                                        ---------  ---------  -----

U.S. Government Securities Portfolio
     Class B                               N/A        N/A        N/A
     Class C (6)                        $5,040.82     N/A        N/A
     Class D (1)                           451.87  $  97.59     $3.47
Short-Intermediate Bond Portfolio
     Class B                               N/A        N/A        N/A
     Class C                               N/A        N/A        N/A
     Class D (2)                           126.73     16.96      0.30
U.S. Treasury Index Portfolio
     Class B                               N/A        N/A        N/A
     Class C                               N/A        N/A        N/A
     Class D (3)                         1,198.29    129.80      0.03
Bond Portfolio
     Class B                               N/A        N/A        N/A
     Class C(4)                          6,685.99  2,292.16      N/A
     Class D (2)                           396.78    180.56      3.70
International Bond Portfolio
     Class B                               N/A        N/A        N/A
     Class C                               N/A        N/A        N/A
     Class D (5)                            29.96      0.48      N/A

(1)  Class D Units were issued on September 15, 1994.
(2)  Class D Units were issued on September 14, 1994.
(3)  Class D Units were issued on November 16, 1994.
(4)  Class C Units were issued on July 3, 1995.
(5)  Class D Units were issued on November 20, 1995.
(6)  Class C Units were issued on December 29, 1995.

Services provided by or arranged to be provided by Institutions under their Servicing Agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in units of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for units of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing, confirmations to Customers or other investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in units;
(8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to units of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding unitholder communications from the Trust (such as proxy statements and proxies, unitholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform its services under the Servicing Agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable statutes, rules and regulations.

The Trust's agreements with Institutions are governed by a Plan (called the "Unitholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Unitholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with Institutions must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

The Board of Trustees has approved the arrangements with Institutions based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their unitholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their units in an efficient manner.

COUNSEL AND AUDITORS

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

IN-KIND PURCHASES

Payment for units of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

Each Portfolio that advertises an "average annual total return" for a class of units computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                       ERV  1/n
                 T = ( --- )    - 1
                        P

     Where:   T =    average annual total return;

              ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

              P =    hypothetical initial payment of $1,000; and
              n =  period covered by the computation, expressed in years.

Each Portfolio that advertises an "aggregate total return" for a class of units computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                        ERV
                 T = [( --- )] - 1
                         P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per unit existing on the reinvestment date and (2) all recurring fees charged to all unitholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The average annual total returns and aggregate total returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of a predecessor collective fund adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Units at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Units also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Units. Because the fees and expenses of Class C and Class D Units are, respectively, 0.24% and 0.39% higher than those of Class A Units, actual performance for periods prior to the inception of Class C and Class D Units would have been lower if such higher fees and expenses had been taken into account.

Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Administrator and Distributor" and "-Investment Adviser, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Units, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                FOR PERIODS ENDED NOVEMBER 30, 1996

                                      AVERAGE ANNUAL TOTAL RETURNS                  AGGREGATE TOTAL RETURNS

                                                                     Since                                 Since
                                  1 Year      5 Year     10 Year   Inception  1 Year     5 Year  10 Year   Inception
                                ---------    ---------  ---------  ---------  --------  -------  --------  ----------
BOND/1/
CLASS A
 with fee waivers and
 expense reimbursements              5.57%       8.93%     9.08%        -       5.57%    53.38%   138.39%      -

 w/o fee waivers and
 expense reimbursements              5.07        8.39      8.55         -       5.07     49.60    127.04       -

CLASS C
 with fee waivers and
 expense reimbursements              5.33        8.86      9.04         -       5.33     52.89    137.64       -

 w/o fee waivers and
 expense reimbursements              4.83        8.32      8.51         -       4.83     49.12    126.30       -

CLASS D
 with fee waivers and
 expense reimbursements              5.17        8.75      8.98         -       5.17     52.04    136.30       -

 w/o fee waivers and
 expense reimbursements              4.67        8.21      8.45         -       4.67     48.33    125.12       -

SHORT-INTERMEDIATE BOND/2/
CLASS A
 with fee waivers and
 expense reimbursements              5.68        6.41      7.11         -       5.68     36.41     98.79       -

 w/o fee waivers and
 expense reimbursements              5.13        5.80      6.52         -       5.13     32.59     88.02       -

CLASS D
 with fee waivers and
 expense reimbursements              5.22        6.20      7.01         -       5.22     35.21     97.03       -

 w/o fee waivers and
 expense reimbursements              4.67        5.60      6.41         -       4.67     31.32     86.21       -

                                                FOR PERIODS ENDED NOVEMBER 30, 1996

                                      AVERAGE ANNUAL TOTAL RETURNS                  AGGREGATE TOTAL RETURNS

                                                                     Since                                 Since
                                  1 Year      5 Year     10 Year   Inception  1 Year     5 Year  10 Year   Inception
                                ---------    ---------  ---------  ---------  --------  -------  --------  ----------
U.S. TREASURY INDEX/3/
CLASS A
 with fee waivers and
 expense reimbursements           5.10%        7.56%        -        8.06%      5.10%    43.97%      -       115.87%

 w/o fee waivers and
 expense reimbursements           4.29         6.89         -        7.39       4.29     39.53       -       102.97

CLASS D
 with fee waivers and
 expense reimbursements           4.72         7.39         -        7.98       4.72     42.84       -       114.17

 w/o fee waivers and
 expense reimbursements           3.91         6.72         -        7.30       3.91     38.43       -       101.26

SHORT DURATION/4/
 with fee waivers and
 expense reimbursements           5.45            -         -        4.84       5.45         -       -        18.00

 w/o fee waivers and
 expense reimbursements           4.77            -         -        4.30       4.77         -       -        15.89

U.S. GOVERNMENT SECURITIES/5/
CLASS A
 with fee waivers and
 expense reimbursements           5.15            -         -        5.04       5.15         -       -        19.73

 w/o fee waivers and
 expense reimbursements           4.54            -         -        4.31       4.54         -       -        16.71

CLASS C
 with fee waivers and
 expense reimbursements           4.93            -         -        4.98       4.91         -       -        19.46

 w/o fee waivers and
 expense reimbursements           4.29            -         -        4.26       4.29         -       -        16.51




                                                FOR PERIODS ENDED NOVEMBER 30, 1996

                                      AVERAGE ANNUAL TOTAL RETURNS                  AGGREGATE TOTAL RETURNS

                                                                     Since                                 Since
                                  1 Year      5 Year     10 Year   Inception  1 Year     5 Year  10 Year   Inception
                                ---------    ---------  ---------  ---------  --------  -------  --------  ----------
CLASS D
  with fee waivers and
  expense reimbursements           4.77%         -          -         4.77%      4.77%      -       -         18.58%

  w/o fee waivers and
  expense reimbursements           4.17          -          -         4.04       4.17       -       -         15.60

INTERNATIONAL BOND/6/
CLASS A
  with fee waivers and
  expense reimbursements           9.47          -          -        11.72       9.47       -       -         34.61

  w/o fee waivers and
  expense reimbursements           8.80          -          -        11.10       8.80       -       -         32.63

CLASS D
  with fee waivers and
  expense reimbursements           9.04          -          -        11.55       9.04       -       -         34.09

  w/o fee waivers and
  expense reimbursements           8.37          -          -        10.94       8.37       -       -         32.10
----------------------


1. For Class A, C and D Units, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Units, performance data from January 11, 1993 to July 3, 1995 (commencement of Class C Units) and September 14, 1994 (commencement of Class D Units), respectively, is that of Class A Units. Because the fees and expenses of Class C and Class D Units are .24% and .39%, respectively, higher than those of Class A Units, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Units at the time of their inception.

2. For Class A and D Units, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Units, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Units) is that of Class A Units. Because the fees and expenses of Class D Units are .39% higher than those of Class A Units, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Units at the time of their inception.

3. For Class A and D Units, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Units, performance data from January 11, 1993 to November 16, 1994 (commencement of Class D Units) is that of Class A Units. Because the fees and expenses of Class D Units are .39% higher than those of Class A Units, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from January 1, 1987, the date from which the predecessor fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Units at the time of their inception.

4. Performance data for the units is shown from June 2, 1993 (commencement of the Portfolio).

5. For Class C and D Units, performance data prior to December 29, 1995 (commencement of Class C Units), and September 15, 1994 (commencement of Class D Units), respectively, is that of Class A Units. Class A Units commenced operations April 5, 1993. Because fees and expenses of Class C and D Units are .24% and .39%, respectively, higher than those of Class A Units, actual performance would have been lower had such higher fees and expenses been taken into account.

6. For Class D Units, performance data prior to November 20, 1995 (commencement of Class D Units) is that of Class A Units. Class A Units commenced operations on March 28, 1994. Because the fees and expenses of Class D Units are .39% higher than those of Class A Units, actual performance would have been lower had such higher fees and expenses been taken into account.

The Portfolios' 30-day (or one month) standard yield described in the Prospectus is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:


                        Yield = 2 [(a-b + 1)/6/ - 1]
                                    ---
                                     cd


       Where:     a =   dividends and interest earned by a Portfolio
                  during the period;

                  b = expenses accrued for the period (net of reimbursements);

                  c = average daily number of units outstanding during the period entitled to receive dividends; and

                  d = net asset value per unit on the last day of the period.

For the 30 day period ended November 30, 1996, the annualized yields for the Class A, Class B, Class C and Class D units of the Portfolios were as follows:

                                 30-Day Yield
                                 -------------

Short Duration Portfolio                 5.21%
U.S. Government Securities
 Portfolio
  Class A                                5.56
  Class B                                N/A
  Class C                                5.32
  Class D                                5.17
Short-Intermediate Bond
 Portfolio
  Class A                                6.08
  Class B                                N/A
  Class C                                N/A
  Class D                                4.94
U.S. Treasury Index Portfolio
  Class A                                5.95
  Class B                                N/A
  Class C                                N/A
  Class D                                5.56
Bond Portfolio
  Class A                                5.83
  Class B                                N/A
  Class C                                5.58
  Class D                                5.45



                                 30-Day Yield
                                 ------------

International Bond Portfolio
  Class A                                4.78%
  Class B                                 N/A
  Class C                                 N/A
  Class D                                4.42

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Adviser, Transfer Agent and Custodian" and "Administrator and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class B, Class C and Class D units would have been as follows:

                                     30-Day Yield
                                     -------------

Short Duration Portfolio                     4.63%
U.S. Government Securities
  Portfolio
     Class A                                 4.97
     Class B                                  N/A
     Class C                                 4.73
     Class D                                 4.51
Short-Intermediate Bond Portfolio
     Class A                                 5.55
     Class B                                  N/A
     Class C                                  N/A
     Class D                                 4.41
U.S. Treasury Index Portfolio
     Class A                                 5.19
     Class B                                  N/A
     Class C                                  N/A
     Class D                                 4.80
Bond Portfolio
     Class A                                 5.37
     Class B                                  N/A
     Class C                                 5.12
     Class D                                 4.99
International Bond Portfolio
     Class A                                 4.25
     Class B                                  N/A
     Class C                                  N/A
     Class D                                 3.89

The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

Because of the different Servicing Fees and transfer agency fees payable with respect to Class A, B, C and D units in a Portfolio, performance quotations for units of Class B, C and D of the Portfolio will be lower than the quotations for Class A units of the Portfolio, which will not bear any fees for unitholder support services and will bear minimal transfer agency fees.


                                     TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolios and their unitholders that are not described in the Portfolios' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their unitholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

GENERAL

Each Portfolio will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to unitholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or on disposition of a security held for less than three months will not be treated as gross income from the sale or other disposition of such security within the meaning of this requirement. However any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio intends to distribute to unitholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to unitholders as long-term capital gain, regardless of the length of time the unitholder has held the units, whether such gain was recognized by the Portfolio prior to the date on which a unitholder acquired units of the Portfolio and whether the distribution was paid in cash or reinvested in units. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of units held for six months or less will be treated as a long-term capital loss to the extent of the capital gain dividends the unitholder has received with respect to such units. It is not expected that any distributions will qualify for the dividends received deduction for corporations.

Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to unitholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income, to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate unitholders.

Unitholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

  The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any unitholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

Special rules govern the Federal income tax treatment of financial instruments that may be held by the Portfolios. These rules may have a particular impact on the amount of income or gain that a Portfolio must distribute to its respective unitholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on its ability to comply with the Short-Short Test described above.

Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Portfolio (collectively, the "Instruments") at the close of its taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Portfolio has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolios, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which are also applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts which are part of a "mixed straddle" to sell related options and certain foreign currency contracts which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the rules of Section 1256 of the Code including "the 40%-60% rule" and the mark-to-market on gains and losses being treated for Federal income tax purposes as sold on the last business day of each Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, each Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some of the non-U.S. dollar denominated investments that the Portfolios may make, such as foreign debt securities and foreign currency contracts, may be subject to provisions of the Code which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Portfolios which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

FOREIGN INVESTORS

Foreign unitholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign unitholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign unitholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of units or in respect of capital gain dividends, provided such unitholder submits a statement, signed under penalties of perjury, attesting to such unitholder's exempt status. Different tax consequences apply to a foreign unitholder engaged in a U.S. trade or business. Foreign unitholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

CONCLUSION

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its unitholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Unitholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


                              DESCRIPTION OF UNITS

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in one or more investment portfolios.
The Trust may hereafter create series in addition to the Trust's eighteen existing series, which represent interests in the Trust's eighteen respective portfolios, seven of which are described in this Additional Statement. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued units into additional series or subseries within a series.
Pursuant to such authority, other than with respect to the Short Duration Portfolio, the Trustees have authorized the issuance of an unlimited number of units of beneficial interest in four separate subseries (sometimes referred to as "classes") of units in each of its non-money market portfolios: Class A, B, C and D units. Under the terms of the Trust Agreement, each unit of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other unit of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, unitholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Units do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Units" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a unitholder to redeem units and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the unitholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its units upon the occurrence of any of the foregoing conditions.
In addition, units of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the unitholders of the Portfolio. Units when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Trust voting together in the aggregate without regard to a particular investment portfolio. In addition, unitholders of each of the classes in a particular investment portfolio have equal voting rights except that only units of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of unitholders (if any) relating to unitholder servicing expenses and transfer agency fees that are payable by that class.

As a general matter, the Trust does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust Agreement contains an express disclaimer of unitholder (as well as Trustee and officer) liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each contract, undertaking or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any unitholder charged or held personally liable for the obligations or liabilities of the Trust solely by reason of being or having been a unitholder of the Trust and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Trust Agreement provides that each Trustee of the Trust will be liable for his own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its unitholders to which he would otherwise be subject by reason of disabling conduct.


As of May 1, 1997 substantially all of the Portfolios' outstanding units were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, the Trust's Trustees and officers owned beneficially less than 1% of the outstanding units of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding units of the following Portfolios as of May 1, 1997:




                                             Number   Percentage
                                            of Units   of Units
                                            --------  -----------

International Bond Porfolio
   The Northern Trust Company Pension        833,589       59.40%
     Plan
   Doe Run Resources Corporation             174,923       12.46%
     Retirement Plan
   Peoples State Bank, St. Joseph,           108,324        7.73%
     Michigan

U.S. Treasury Index Portfolio
   Case Hourly Employee Pension Plan         612,173       40.51%
   Liberty Healthcare System Inc.            208,861       13.82%
     Pension Plan
   Purina Mills Inc. Master Retirement       144,409        9.56%
     Trust

Short Intermediate Bond Portfolio
   Union Texas Petroleum Holdings Master     412,247        5.44%
     Pension Trust
   Midcon Corp. Master Welfare Benefit       402,743        5.31%
     Taxable Funds Account
   Rexene Corporation Savings Retirement     402,934        5.31%
     Plan


U.A. Local 398 Health & Welfare Trust        383,048    5.05%

Short Duration Portfolio
   Schlumberger Limited Master Health
     Care Medical Plan Trust                1,112,023  23.64%
   Navistar International Corporation         867,574  18.44%
     Retirement Health Benefits Trust
   Schlumberger Limited Master Pension        483,382  10.28%
     Trust
   Case Hourly Employee Pension Plan          480,997  10.23%
   Illinois Masonic Medical Center            440,368   9.36%
     Restricted Investment Fund
   Illinois Masonic Medical Center Board      307,625   6.54%
     Designated Fund

Bond Fund Portfolio
   The Northern Trust Company Pension       1,657,265   7.29%
     Plan
   Americlean Systems Inc. Salaried         1,314,731   5.78%
     Pension Plan
   The Northern Trust Company Thrift        1,307,885   5.75%
     Incentive Plan
   Phycor, Inc. Savings and Profit          2,298,333  10.11%
     Sharing Plan

U.S. Government Securities Portfolio
   Schlumberger Limited Master Profit       2,260,451  46.10%
     Sharing Trust
   Electrical Insurance Trust                 637,426  10.96%
     Supplemental Unemployment Benefit
     Fund
   Schlumberger Limited Master Pension        413,266   8.43%
     Trust
   Sheet Metal Workers Local 265 Health       375,829   7.66%
     & Welfare Plan

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio units under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's unitholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding units" of either the Trust or a particular Portfolio means the vote of the lesser of (i) 67% or more of the units of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Trust or such Portfolio.

STATEMENTS CONTAINED IN THE PROSPECTUS OR IN THIS ADDITIONAL STATEMENT AS TO THE CONTENTS OF ANY CONTRACT OR OTHER DOCUMENTS REFERRED TO ARE NOT NECESSARILY COMPLETE, AND IN EACH INSTANCE REFERENCE IS MADE TO THE COPY OF SUCH CONTRACT OR OTHER DOCUMENT FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS AND THIS ADDITIONAL STATEMENT FORM A PART, EACH SUCH STATEMENT BEING QUALIFIED IN ALL RESPECTS BY SUCH REFERENCE.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK BOND PORTFOLIO

Yields on securities with two- to 30-year maturities remained relatively stable, moving only 0.20% to 0.30% higher from the beginning of the fiscal year to the end. Nevertheless, the interest rate environment during the fiscal year was volatile, as investors tried to anticipate Federal Reserve activity. Two-year securities traversed a 1.64% range, and the 30-year Treasury moved in a 1.24% range. The Fed, however, remained on hold after adjusting policy on January 31, 1996. In this uncertain interest rate environment, investors continued to reach for yield in their search for incremental return. As a result, the corporate and mortgage sectors outperformed Treasuries, with the best performance coming from lower-quality issues.
  Before fees, the portfolio provided a marginally higher return than its benchmark index. The portfolio's interest rate posture was neutral to its index, which neither added nor detracted from performance. The portfolio's outperformance was generated through overweightings in non-Treasury sectors and, in particular, through exposure to surplus notes and perpetual floating rate notes.
  Moving into 1997, we continue to hold a normal interest rate posture. The current inflation rate continues to make yields attractive from an historical real yield perspective, though the tight labor market gives us pause. If meaningful progress is made toward balancing the budget and entitlement reform, we may become more constructive on the market. While corporate spreads remain tight by historical standards, we continue to find opportunity to add value and remain overweighted in the corporate and mortgage sectors.

Mark Wirth, Portfolio Manager
   COMPARISON OF CHANGE IN VALUE OF
 $10,000 INVESTMENT IN BENCHMARK BOND
   PORTFOLIO VS. THE LEHMAN BROTHERS
    GOVERNMENT/CORPORATE BOND INDEX

          -l- Bond Portfolio
       - -c- - Lehman Brothers
   Government/Corporate Bond Index
 LOGO

                                                                        Lehman Brothers
   Average Annual Total Returns                                           Government/
        For Periods Ended                   Class A                        Corporate
        November 30, 1996:                   Units                        Bond Index
---------------------------------------------------------------------------------------
  One Year:                                  5.57%                           5.59%
---------------------------------------------------------------------------------------
  Since Commencement on 1/11/93:             8.26%                           7.58%
---------------------------------------------------------------------------------------

 LOGO

                                                                          Lehman Brothers
  Average Annual Total Returns                                              Government/
        For Periods Ended                   Class C                          Corporate
       November 30, 1996:                    Units                          Bond Index
-----------------------------------------------------------------------------------------
  One Year:                                  5.33%                             5.59%
-----------------------------------------------------------------------------------------
  Since Commencement on 7/3/95:              8.17%                             7.55%
-----------------------------------------------------------------------------------------

 LOGO

                                                                        Lehman Brothers
   Average Annual Total Returns                                           Government/
        For Periods Ended                   Class D                        Corporate
        November 30, 1996:                   Units                        Bond Index
---------------------------------------------------------------------------------------
  One Year:                                  5.17%                           5.59%
---------------------------------------------------------------------------------------
  Since Commencement on 9/14/94:            11.05%                          10.02%
---------------------------------------------------------------------------------------

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company or its affiliates, and are not federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. Investment in the portfolios involves investment risks, including possible loss of principal amount invested.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK INTERNATIONAL BOND PORTFOLIO

Total return performance of most non-U.S. bond markets was excellent for the fiscal year ended November 30, 1996. Economic growth in these countries turned out to be slower than expected and, as a result, monetary policy remained loose during the year. In addition inflation was cooperative as it actually declined in many markets.
  The portfolio significantly outperformed its benchmark during the period, due primarily to its 10% underweighting in the Japanese bond and currency markets. Of the non-U.S. bond markets, Japan performed the worst during the year, and the yen fell nearly 11% in value versus the U.S. dollar.
  Whenever the dollar increases in value versus other currencies, such as the yen, the portfolio's nominal return is likely to suffer. However, because the portfolio was significantly underweighted in Japan throughout the year, we were able to avoid some of the currency effects caused by the stronger dollar and weaker yen.
  In addition to underweighting the Japanese market, another strategy that contributed to the portfolio's relative performance was overweighting the Canadian and Australian markets, both of which performed exceptionally well compared to other countries.
  We recently reduced the portfolio's underweight in Japan and its overweight in U.S. dollars. Even though the yen may continue to fall further, going forward, we don't believe it's prudent to take as strong a stand as we did over the past 12 months. From an overall interest rate sensitivity standpoint, the portfolio is positioned near neutral versus its benchmark.

Mike Lannan, Portfolio Manager
                         COMPARISON OF CHANGE IN VALUE
  OF $10,000 INVESTMENT IN BENCHMARK INTERNATIONAL BOND PORTFOLIO VS. THE J.P.
                     MORGAN NON-U.S. GOVERNMENT BOND INDEX

    l  International Bond Portfolio
     - -c- - J.P. Morgan Non-U.S.
        Government Bond Index

LOGO

                                                                                    J.P.
                                                                                   Morgan
   Average Annual Total Returns                                                   Non-U.S.
        For Periods Ended                      Class A                           Government
        November 30, 1996:                      Units                            Bond Index
  One Year:                                     9.47%                               7.13%
-------------------------------------------------------------------------------------------
  Since Commencement on 3/28/94:               11.72%                              11.80%

LOGO

                                                                                   J.P.
                                                                                  Morgan
 Average Annual Total Returns                                                    Non-U.S.
       For Periods Ended                      Class D                           Government
      November 30, 1996:                       Units                            Bond Index
One Year:                                      9.04%                              7.13%
------------------------------------------------------------------------------------------
Since Commencement on 11/20/95:                8.45%                              6.02%

--------------------------------------------------------------------------------

THE BENCHMARK SHORT DURATION PORTFOLIO

The portfolio's composition did not change much during the fiscal year ended November 30, 1996. We continued to invest primarily in asset-backed and other floating-rate securities, two-year Treasuries and commercial notes. We tended to favor securities from the bank and finance sectors, as they offered the most attractive yields without sacrificing quality.
  Compared to the three-month LIBOR Index and the 90-day Treasury Bill Index, the portfolio performed relatively poorly from February through April. However, during the final three months of the fiscal year, the portfolio recovered nicely, with its yield surpassing both indices.
  The portfolio's duration was approximately 100 days at the beginning of the fiscal year, peaked at approximately 160 days in June and decreased to approximately 80 days by year end, reflecting the more defensive nature of the portfolio.
  With the economy continuing to show some strength, future Federal Reserve actions are uncertain. As such, we expect to maintain a more defensive position. We feel that the portfolio remains an attractive alternative to money market funds for those who want to keep their investments in a short-term strategy for more than three to six months.

Jerry Pearson, Portfolio Manager
   COMPARISON OF CHANGE IN VALUE OF
$10,000 INVESTMENT IN BENCHMARK SHORT
    DURATION PORTFOLIO, THE LEHMAN
BROTHERS SHORT (1-3) INVESTMENT GRADE
   DEBT INDEX AND THE 3 MONTH LIBOR
                INDEX

         -l- Short Duration Portfolio - -c- - Lehman Brothers Short (1-
            3) Inv't. Grade Debt Index - - X - - 3 Month LIBOR Index

                                      LOGO

 Average Annual Total Returns
       For Periods Ended               Class A                Lehman                3 Month
      November 30, 1996:                Units                Brothers                LIBOR
 One Year:                              5.45%                 6.49%                  5.60%
-------------------------------------------------------------------------------------------
 Since Commencement on 6/2/93:          4.84%                 6.24%                  4.94%

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK SHORT-INTERMEDIATE BOND PORTFOLIO

Yields on securities with two- to five-year maturities remained relatively stable, moving only 0.20% to 0.30% higher from the beginning of the fiscal year to the end. Nevertheless, the interest rate environment during the fiscal year was volatile, as investors tried to anticipate Federal Reserve activity. Two-year securities traversed a 1.64% range, while five-year securities moved in a 1.72% range. The Fed, however, remained on hold after adjusting policy on January 31, 1996. In this uncertain interest rate environment, investors continued to reach for yield in their search for incremental return. As a result, the corporate and mortgage sectors outperformed Treasuries, with the best performance coming from lower-quality issues.
  Before fees, the portfolio provided a marginally higher return than its benchmark index. The portfolio's interest rate posture was neutral to its index, which neither added nor detracted from performance. The portfolio's outperformance was generated through overweightings in non-Treasury sectors.
  Moving into 1997, we continue to hold a normal interest rate posture. The current inflation rate continues to make yields attractive from an historical real yield perspective, though the tight labor market gives us pause. If meaningful progress is made toward balancing the budget and entitlement reform, we may become more constructive on the market. While corporate spreads remain tight by historical standards, we continue to find opportunity to add value and remain overweighted in the corporate and mortgage sectors.


Mark Wirth, Portfolio Manager
   COMPARISON OF CHANGE IN VALUE OF
$10,000 INVESTMENT IN BENCHMARK SHORT-
  INTERMEDIATE BOND PORTFOLIO VS. THE
MERRILL LYNCH 1-5 CORPORATE/GOVERNMENT
                 INDEX

      -l- Short-Intermediate Bond
               Portfolio
       - -c- - Merrill Lynch 1-5
      Corporate/Government Index

LOGO

                                                                            Merrill Lynch
 Average Annual Total Returns                                               1-5 Corporate/
      For Periods Ended                     Class A                           Government
      November 30, 1996:                     Units                            Bond Index
One Year:                                    5.68%                              5.79%
------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               6.10%                              6.08%

LOGO

                                                                            Merrill Lynch
 Average Annual Total Returns                                               1-5 Corporate/
      For Periods Ended                     Class D                           Government
      November 30, 1996:                     Units                            Bond Index
One Year:                                    5.22%                              5.79%
------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:               7.16%                              7.72%

--------------------------------------------------------------------------------
THE BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO

A static snapshot of the fiscal year would show short-term government bond yields rising 0.25% higher during the year, on average. By most measures, this movement would be considered modest. Nevertheless, this seeming stability does not serve as an accurate portrayal of the volatility experienced. Two-year Treasury bonds, for example, traded in a 1.75% range--from 4.75% to 6.50%-- during the fiscal year. Investors moved the market in this sideways fashion based on ever-changing views of the future economic environment and its impact on future interest rates. In general, the Federal Reserve was quiet during the year, as it has not adjusted short-term rates since January 31, 1996.
  As we have maintained since April 1996 (when two-year Treasury rates moved above 6.00%), the current benign inflation outlook makes short-term interest rates attractive from a "real" return standpoint for long-term investors. Thus, the portfolio has been in a normal interest rate posture with respect to short-term government bonds throughout the year, and it has correspondingly earned market-type returns.
  With the portfolio limited to investing in U.S. Treasury, government agency and government agency mortgage-backed securities, we continually monitor the agency/Treasury relative value trade-off. While government agency securities do not typically compensate investors for the liquidity foregone relative to Treasuries, we have found opportunities in mortgage securities to add incremental yield with only a minimal level of call risk.

Steve Schafer, Portfolio Manager
   COMPARISON OF CHANGE IN VALUE OF
   $10,000 INVESTMENT IN BENCHMARK
 U.S. GOVERNMENT SECURITIES PORTFOLIO
 VS. THE MERRILL LYNCH 1-5 GOVERNMENT
                INDEX

       -l- U.S. Government
       Securities Portfolio
    - -c- - Merrill Lynch 1-5
         Government Index

LOGO

 Average Annual Total Returns                                               Merrill Lynch
       For Periods Ended                    Class A                         1-5 Government
      November 30, 1996:                     Units                              Index
 One Year:                                   5.15%                              5.67%
------------------------------------------------------------------------------------------
 Since Commencement on 4/5/93:               5.04%                              5.57%

LOGO

 Average Annual Total Returns**                                            Merrill Lynch
        For Period Ended                     Class C                       1-5 Government
       November 30, 1996:                     Units                            Index
 Since Commencement on 12/29/95:              4.05%                            4.76%

LOGO

 Average Annual Total Returns                                               Merrill Lynch
      For Periods Ended                     Class D                         1-5 Government
      November 30, 1996:                     Units                              Index
One Year:                                    4.77%                              5.67%
------------------------------------------------------------------------------------------
Since Commencement on 9/15/94:               6.48%                              7.53%

**AVERAGE ANNUAL TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE
YEAR.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

THE BENCHMARK U.S. TREASURY INDEX PORTFOLIO

On average, Treasury yields remained relatively stable from the beginning of the fiscal year to the end. In between, however, there was significant short-term volatility, as the ever-changing views on where the economy was headed and what impact that would have on future interest rates caused yields to go up and down.
  Yields on two-year Treasury bonds, for example, moved in a 1.75% range, while yields on the 30-year Treasury bond moved in a 1.24% range during the year.
  As it is designed to do, the U.S. Treasury Index Portfolio performed in line with the Lehman Brothers U.S. Treasury Bond Index during the period from December 1, 1995, to November 30, 1996. We will continue to invest in securities represented by the Index in our effort to provide returns that closely approximate those of the Index.

Richard Steck, Portfolio Manager
                         COMPARISON OF CHANGE IN VALUE
OF $10,000 INVESTMENT IN BENCHMARK U.S. TREASURY INDEX PORTFOLIO VS. THE LEHMAN
                       BROTHERS U.S. TREASURY BOND INDEX

  -l- U.S. Treasury Index Portfolio
     - -c- - Lehman Brothers U.S.
         Treasury Bond Index

LOGO

 Average Annual Total Returns                                            Lehman Brothers
      For Periods Ended                    Class A                        U.S. Treasury
      November 30, 1996:                    Units                          Bond Index
One Year:                                   5.10%                             5.24%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              6.97%                             7.24%

LOGO

 Average Annual Total Returns                                             Lehman Brothers
       For Periods Ended                    Class D                        U.S. Treasury
      November 30, 1996:                     Units                          Bond Index
One Year:                                    4.72%                             5.24%
-----------------------------------------------------------------------------------------
Since Commencement on 11/16/94:             10.40%                            11.29%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
-----------------------------------------------
 Principal            Maturity
  Amount         Rate Date          Value
-----------------------------------------------
                                 BOND PORTFOLIO
 ASSET-BACKED SECURITIES--0.2%
 AUTOMOTIVE--0.2%
           General Motors
           Acceptance Corp.
           Class A, Series:
           1993-B
 $   827     4.000%   09/15/98   $    819
 HOME EQUITY LOANS--0.0%
           U.S. Home Equity
           Loan, Series: 1991-2
     116     8.500    04/15/21        117
-----------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $941)                    $    936
-----------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  12.3%
           Countrywide Funding
           Corp.
           Class A4, Series:
           1993-1
 $13,567     5.321%   10/25/23   $ 12,244
           Delta Funding Corp.,
           Interest Only
           Stripped Security,
           Class A-4, Series:
           1991-1*
      --     --       01/01/06        202
           Donaldson, Lufkin &
           Jenrette, Inc.
           Mortgage Acceptance
           Corp.,
           Series 1994-Q8,
           Class 2A1
   5,752     7.250    05/25/24      5,752
           Donaldson, Lufkin &
           Jenrette, Inc.
           Mortgage Acceptance
           Corp.,
           Adjustable Rate,
           Interest Only
           Stripped Security,
           Series 1995-QE9*
      --     --       11/25/25      1,698
           GE Capital Mortgage
           Services Inc.
           Class A-23, Series:
           1994-10
  13,850     6.500    03/25/24     12,160
           PaineWebber Mortgage
           Acceptance Corp.
           Class A15, Series:
           1993-9
   7,919     7.000    10/25/23      7,848
           Prudential Home
           Mortgage Securities,
           Adjustable Rate,
           Interest Only
           Stripped Security
             Class A-17,
           Series: 1993-36*
      --     --       10/25/23      2,972
             Class A-18,
           Series: 1994-8*
      --     --       03/25/24      1,123

           Description
-------------------------------------------------------
 Principal          Maturity
  Amount      Rate  Date          Value
-------------------------------------------------------
           Residential
           Funding Mortgage
           Securities,
           Adjustable Rate,
           Interest Only
           Stripped Security
           Class A-14,
           Series: 1993-S22*
 $    --     --%    06/25/23   $  2,140
-------------------------------------------------------
 TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS (Cost
  $46,317)                     $ 46,139
-------------------------------------------------------
 CORPORATE BONDS--10.9%
 BROKERAGE SERVICES--2.5%
           Salomon Brothers,
           Inc.
 $ 9,450     8.000% 03/28/97   $  9,515
 FINANCIAL--1.4%
           General Motors
           Acceptance Corp.
   4,285     8.875  06/01/00      5,119
 INSURANCE SERVICES--1.8%
           Lumberman's
           Mutual Casualty
           Co.
   6,000     9.150  07/01/26      6,717
 RETAIL--2.1%
           Penney (J.C.) &
           Co., Inc.
   7,700     6.900  08/15/03      7,939
 SANITARY SERVICES--3.1%
           WMX Technologies
  11,000     7.100  08/01/03     11,604
-------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $38,843)                     $ 40,894
-------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--
  21.9%
 COLLATERALIZED MORTGAGE OBLIGA-
  TIONS--15.7%
 FEDERAL HOME LOAN MORTGAGE
  CORP. MULTICLASS
  INTEREST ONLY STRIPPED SE-
   CURITY*--0.0%
           Class 1392-S,
           Series: 1392
 $    --     --%    09/15/18   $     37
 FEDERAL HOME LOAN MORTGAGE
  CORP. MULTICLASS
  PRINCIPAL ONLY STRIPPED
   SECURITIES*--4.2%
           Class B, Series:
           G011
 $   912     --     04/25/23        632
           Class D, Series:
           1571
  13,511     --     08/15/23      8,525
           Class PD, Series:
           1750-C
  10,054     --     03/15/24      6,550
                               --------
                                 15,707

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
----------------------------------------
 Principal           Maturity
  Amount       Rate  Date          Value
----------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION
  REMIC TRUST--5.8%
           Class 3-D, Series:
           1990-3
 $   953      8.500% 07/25/18   $    966
           Class A, Series:
           1996-M4
   8,947      7.750  03/17/17      9,216
           Class G, Series:
           1992-73
   7,500      7.500  04/25/21      7,660
           Class SA, Series:
           1991-127
     660     12.661  09/25/98        671
           Class SB, Series:
           1994-59
   6,364      2.880  03/25/24      3,304
                                --------
                                  21,817
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION REMIC TRUST
  INTEREST ONLY STRIPPED SE-
  CURITY*--0.2%
           Class S, Series:
           G-12
      --     --      05/25/21        705
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION REMIC TRUST
  PRINCIPAL ONLY STRIPPED SE-
  CURITIES*--5.5%
           Class B, Series:
           1993-161
 $ 4,732     --      10/25/18      4,504
           Class D, Series:
           1993-132
   1,947     --      10/25/22      1,082
           Class EA, Series:
           1993-205
   3,150     --      09/25/23      2,165
           Class G, Series:
           1994-9
   1,999     --      11/25/23      1,870
           Class L, Series:
           1993-184
   7,585     --      09/25/23      4,982
           Class PR, Series:
           1996-14
   9,000     --      01/25/24      6,019
                                --------
                                  20,622
 MORTGAGE-BACKED SECURITIES--
  6.2%
 FEDERAL HOME LOAN MORTGAGE CORP.--
  0.0%
       1     6.500   06/01/04          1
 GOVERNMENT NATIONAL MORTGAGE ASSOCIA-
  TION--6.2%
   7,615     8.000   11/15/26      7,852
           Series: 2026
   8,802     8.000   08/15/26      9,072
   5,940     8.000   09/15/26      6,122
                                --------
                                  23,046
----------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $76,677)                $ 81,935
----------------------------------------

           Description
-------------------------------------------
 Principal          Maturity
  Amount       Rate Date          Value
-------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--43.6%
 U.S. TREASURY NOTES--41.4%
 $12,310     6.750% 02/28/97   $ 12,352
  25,000     5.875  10/31/98     25,125
  13,600     6.750  05/31/99     13,942
  38,745     6.875  08/31/99     39,901
  14,000     7.750  01/31/00     14,807
   8,450     5.750  08/15/03      8,363
  37,000     7.500  02/15/05     40,486
                               --------
                                154,976
 U.S. TREASURY BOND--2.2%
   7,635     7.125  02/15/23      8,239
-------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $160,865)              $163,215
-------------------------------------------
 FLOATING RATE BANK NOTES--
  6.0%
           Lloyds Bank PLC
 $11,450     6.063% 12/13/96   $ 10,138
           National
           Westminster Bank
  13,800     5.625  02/28/97     12,101
-------------------------------------------
 TOTAL FLOATING RATE BANK
  NOTES
  (Cost $21,480)               $ 22,239
-------------------------------------------
 SHORT-TERM INVESTMENT--4.2%
           Berliner Handels und
           Frankfurter,
           Grand Cayman
 $15,853     5.688% 12/02/96   $ 15,853
-------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $15,853)               $ 15,853
-------------------------------------------
 TOTAL INVESTMENTS--99.1%
  (Cost $360,976)              $371,211
-------------------------------------------
 Other assets, less
  liabilities--0.9%               3,201
-------------------------------------------
 NET ASSETS--100.0%            $374,412
-------------------------------------------
-------------------------------------------

*At November 30, 1996, effective yields on these securities ranged from approximately 5.00% to 15.00%. Refer to notes to statements of investments for a discussion of stripped securities.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

                  Description
------------------------------------------------------
  Local Currency            Maturity
 Principal Amount      Rate Date         Value
------------------------------------------------------
                          INTERNATIONAL BOND PORTFOLIO
 DEBT OBLIGATIONS--93.8%
 AUSTRALIAN DOLLAR--4.3%
                  Commonwealth of
                  Australia
       1,580        10.000% 10/15/02   $ 1,471
 BELGIAN FRANC--1.9%
                  Kingdom of Belgium
      18,275         7.500  07/29/08       641
 BRITISH POUND STERLING--15.0%
                  Abbey National PLC
         825         6.000  08/10/99     1,352
                  Lloyds Bank PLC
         800         7.375  03/11/04     1,302
                  Treasury of United
                  Kingdom
       1,420         8.000  06/10/03     2,490
                                       -------
                                         5,144
 CANADIAN DOLLAR--8.4%
                  Dominion of Canada
       1,075         7.500  12/01/03       880
                  Province of Ontario
       1,050         7.250  09/27/05       826
                  Province of Quebec
       1,325        10.250  10/15/01     1,187
                                       -------
                                         2,893
 DANISH KRONE--5.5%
                  Kingdom of Denmark
      10,100         8.000  03/15/06     1,872
 FRENCH FRANC--8.9%
                  Electricite de
                  France
       6,200         8.600  04/09/04     1,416
                  Republic of France
       3,000         8.500  03/12/97       582
       4,600         8.250  02/27/04     1,041
                                       -------
                                         3,039
 GERMAN MARK--13.6%
                  Federal Republic of
                  Germany
       1,795         6.250  01/04/24     1,117
                  LKB Global Bond
       1,500         6.000  05/10/99     1,023

                  Description
----------------------------------------------
  Local Currency            Maturity
 Principal Amount      Rate Date         Value
----------------------------------------------
                  Republic of Austria
     1,670           8.000% 01/30/02   $ 1,230
                  Republic of Finland
     1,920           5.500  02/09/01     1,289
                                       -------
                                         4,659
 ITALIAN LIRA--8.2%
                  Republic of Italy
 4,000,000           8.500  04/01/04     2,808
 JAPANESE YEN--13.5%
                  Asian Development
                  Bank
    90,000           5.000  02/05/03       926
                  European Bank for
                  Reconstruction and
                  Development
    95,000           5.875  11/26/99       953
                  International Bank
                  for
                  Reconstruction and
                  Development
   100,000           4.500  03/20/03     1,010
                  Japan Development
                  Bank
   160,000           6.500  09/20/01     1,721
                                       -------
                                         4,610
 NETHERLANDS GUILDER--3.3%
                  Kingdom of the
                  Netherlands
     1,675           8.500  03/15/01     1,118
 SPANISH PESETA--4.1%
                  Kingdom of Spain
    35,000          11.450  08/30/98       294
   120,000          11.300  01/15/02     1,120
                                       -------
                                         1,414
 SWEDISH KRONA--3.8%
                  Kingdom of Sweden
     7,400          10.250  05/05/03     1,317
 UNITED STATES DOLLAR--3.3%
                  U.S. Treasury Note
     1,000           7.875  11/15/04     1,117
----------------------------------------------
 TOTAL DEBT OBLIGATIONS
  (Cost $29,495)                       $32,103
----------------------------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                  Description
-----------------------------------------------------------
  Local Currency         Maturity
 Principal Amount   Rate Date         Value
-----------------------------------------------------------
                    INTERNATIONAL BOND PORTFOLIO--CONTINUED
 SHORT-TERM INVESTMENT--2.6%
 UNITED STATES DOLLAR
                  Berliner Handels und
                  Frankfurter,
                  Grand Cayman
 $   895          5.688% 12/02/96   $   895
-----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost
  $895)                             $   895
-----------------------------------------------------------
 TOTAL INVESTMENTS--96.4%
  (Cost $30,390)                    $32,998
-----------------------------------------------------------
 Other assets, less liabilities--
  3.6%                                1,237
-----------------------------------------------------------
 NET ASSETS--100.0%                 $34,235
-----------------------------------------------------------
-----------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
------------------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
------------------------------------------------------
       SHORT DURATION PORTFOLIO
 ASSET-BACKED SECURITY--5.6%
           Household Consumer
           Loan Trust
           Series: 96-2A
 $ 2,324     5.545% 08/15/06   $ 2,324
------------------------------------------------------
 TOTAL ASSET-BACKED SECURITY
  (Cost $2,324)                $ 2,324
------------------------------------------------------
 FLOATING RATE NOTES--15.5%
           Beneficial Corp.
 $ 2,500     5.570% 11/04/99   $ 2,489
           Household Finance
           Co.
   2,500     5.681  11/01/01     2,495
           USL Capital Corp.
           Series D
   1,500     5.705  04/19/99     1,497
------------------------------------------------------
 TOTAL FLOATING RATE NOTES
  (Cost $6,499)                $ 6,481
------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--6.0%
 U.S. Treasury Note
 $ 2,500     5.733% 11/15/99   $ 2,512
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $2,511)                $ 2,512
------------------------------------------------------
 COMMERCIAL PAPER--35.6%
 ASSET-BACKED SECURITIES--13.5%
           Ascot Capital
           Corp.
 $ 1,000     5.391% 02/10/97   $   989
           Cooperative
           Association of
           Tractor Dealers
    500      5.376  12/10/96       499
           Corporate
           Receivables Corp.
    400      5.317  12/09/96       399
           Gotham Funding
           Corp.
   1,000     5.444  02/05/97       990
           Old Line Funding
    785      5.373  12/12/96       784
           Strategic Asset
           Funding Corp.
   1,000     5.476  01/31/97       991
           Wood Street
           Funding Corp.
   1,000     5.371  12/10/96       999
                               -------
                                 5,651
 COMMUNICATIONS--2.3%
           NYNEX Corp.
   1,000     5.375  12/16/96       998

           Description
--------------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
--------------------------------------------------
 FOOD AND KINDRED PRODUCTS--
  4.8%
           Coca-Cola
           Enterprises Inc.
 $ 1,000     5.466% 12/05/96   $   999
           Thames Asset
           Global
           Securitization No.
           1, Inc.
   1,000     5.427  02/18/97       988
                               -------
                                 1,987
 HOLDING AND OTHER INVESTMENT
  OFFICES--4.2%
           CSW Credit, Inc.
    900      5.309  12/04/96       899
    400      5.314  12/10/96       399
           Enterprise Funding
           Corp.
    466      5.354  12/13/96       465
                               -------
                                 1,763
 INSURANCE CARRIERS--4.8%
           John Hancock
           Capital Corp.
   2,000     5.291  12/10/96     1,997
 MISCELLANEOUS RETAIL--1.0%
           Mont Blanc Capital
     423     5.366  12/04/96       423
 NONDEPOSITORY BUSINESS
  CREDIT INSTITUTIONS--2.6%
           PHH Corp.
   1,000     5.327  12/16/96       999
           Transamerica Corp.
     100     5.261  12/05/96       100
                               -------
                                 1,099
 TRANSPORTATION--2.4%
           General Motors
           Acceptance Corp.
   1,000     5.747  03/11/97       984
--------------------------------------------------
 TOTAL COMMERCIAL PAPER
  (Cost $14,902)               $14,902
--------------------------------------------------
 SHORT-TERM INVESTMENTS--15.6%
           Federal Home Loan
           Mortgage
           Association
 $ 4,525     5.703% 12/02/96   $ 4,524
           Norinchukin Bank
   1,000     5.340  12/06/96     1,000
           Swiss Bank
   1,000     5.520  12/18/96     1,000
--------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,524)                $ 6,524
--------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------------------------
 Principal                         Maturity
  Amount                      Rate Date                       Value
--------------------------------------------------------------------
 REPURCHASE AGREEMENTS--23.9%
           Bear Stearns & Co., Inc., Dated 11/29/96,
           Repurchase Price $10,005
           (U.S. Government Securities Colld.)
 $10,000     5.680%                12/02/96                 $10,000
           Donaldson Lufkin & Jenrette Securities, Inc.,
           Dated 11/29/96, Repurchase Price $3
           (U.S. Government Securities Colld.)
       3     5.920%                12/02/96                       3
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $10,003)                                            $10,003
--------------------------------------------------------------------
 TOTAL INVESTMENTS--102.2%
  (Cost $42,763)                                            $42,746
--------------------------------------------------------------------
 Liabilities, less other assets--(2.2)%                        (933)
--------------------------------------------------------------------
 NET ASSETS--100.0%                                         $41,813
--------------------------------------------------------------------
--------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
--------------------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
--------------------------------------------------------
                       SHORT-INTERMEDIATE BOND PORTFOLIO
ASSET-BACKED SECURITIES--8.2%
AUTOMOTIVE--8.2%
           Olympic Automobile
           Receivables Trust
 $4,000      5.950% 11/15/99    $4,017
  2,627      7.875  07/15/01     2,693
           Olympic Automobile
           Receivables Trust,
           Interest Only
           Stripped Security*
     --      --     01/15/99     1,703
           Premier Auto Trust
  2,222      4.750  02/02/00     2,209
           Western Financial
           Automobile Loan
           Trust
    507      4.700  01/01/98       507
  1,505      7.100  01/01/00     1,526
--------------------------------------------------------
 TOTAL ASSET-BACKED SECURI-
  TIES
  (Cost $12,880)               $12,655
--------------------------------------------------------
 COLLATERALIZED MORTGAGE
  OBLIGATION--1.6%
           Donaldson, Lufkin
           & Jenrette, Inc.
           Mortgage
           Acceptance Corp.,
           Series 1994-Q8,
           Class 2A1
 $2,473      7.250% 05/25/24   $ 2,473
--------------------------------------------------------
 TOTAL COLLATERALIZED MORT-
  GAGE
  OBLIGATION (Cost $2,429)     $ 2,473
--------------------------------------------------------
 CORPORATE OBLIGATIONS--9.7%
 BROKERAGE SERVICES--7.4%
           Donaldson Lufkin &
           Jenrette, Inc.
           Medium Term Note
 $6,500      5.625% 02/15/16   $ 6,353
           Salomon Brothers,
           Inc. Medium Term
           Notes
  3,000      5.500  01/31/98     2,987
  2,000      5.700  02/11/98     1,995
                               -------
                                11,335
 FINANCIAL--2.3%
           Greyhound
           Financial Corp.
  3,590      8.250  03/11/97     3,613
--------------------------------------------------------
 TOTAL CORPORATE OBLIGATIONS
  (Cost $15,075)               $14,948
--------------------------------------------------------

           Description
---------------------------------------
 Principal          Maturity
  Amount       Rate Date          Value
---------------------------------------
 U.S. GOVERNMENT AGENCIES--
  9.2%
 COLLATERALIZED MORTGAGE OBLIGATIONS
 FEDERAL HOME LOAN MORTGAGE
  ASSOCIATION
  REMIC TRUST PRINCIPAL ON-
  LY*--3.3%
           Class
           BA, Series: 1571
 $  5,472    --  %  04/15/19   $  5,098
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION
  REMIC TRUST--4.0%
           Class
           A, Series: 1996-M4
    5,965    7.750  03/17/17      6,144
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION
  REMIC TRUST PRINCIPAL ON-
  LY*--1.9%
           Class B, Series:
           1993-161
    1,183    --     10/25/18      1,126
           Class G, Series:
           1994-9
    1,999    --     11/25/23      1,870
                               --------
                                  2,996
---------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $12,738)               $ 14,238
---------------------------------------
 U.S. GOVERNMENT OBLIGA-
  TIONS--67.1%
 U.S. TREASURY NOTES--67.1%
 $  5,000    5.375% 11/30/97   $  4,996
    7,000    5.625  01/31/98      7,010
   12,000    5.125  03/31/98     11,942
    8,000    5.375  05/31/98      7,983
    2,000    5.125  11/30/98      1,982
   26,600    6.750  05/31/99     27,269
   13,675    6.875  08/31/99     14,083
   18,000    7.750  01/31/00     19,038
    4,000    5.500  12/31/00      3,958
    4,890    6.625  06/30/01      5,046
---------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $102,332)              $103,307
---------------------------------------
 SHORT-TERM INVESTMENT--2.3%
           Berliner Handels
           und Frankfurter,
           Grand Cayman
 $  3,537    5.688% 12/02/96   $  3,537
---------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $3,537)                $  3,537
---------------------------------------
 TOTAL INVESTMENTS--98.1%
  (Cost $148,991)              $151,158
---------------------------------------
 Other assets, less other
  liabilities--1.9%               2,860
---------------------------------------
 NET ASSETS--100.0%            $154,018
---------------------------------------
---------------------------------------

*At November 30, 1996, the effective yields on these securities ranged from approximately 5.00% to 7.00%. Refer to notes to statements of investments for a discussion of stripped securities.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
----------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
----------------------------------------------
 U.S. GOVERNMENT SECURITIES PORTFOLIO
U.S. GOVERNMENT AGENCIES--25.0%
COLLATERALIZED MORTGAGE OBLIGATIONS--15.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION--0.8%
           Class F, Series:
           1520
 $   750     5.650% 09/15/04   $   745
FEDERAL NATIONAL MORTGAGE ASSOCIATION--14.2%
           Class A, Series:
           1996-M4
   3,977     7.750  03/17/17     4,096
           Class E, Series:
           1992-200
   1,000     6.250  06/25/17     1,000
           Class EZ, Series:
           1993-133
   3,626     5.850  02/25/17     3,574
           Class PD, Series:
           1993-085
   4,700     5.500  07/25/03     4,678
           Class 14-F,
           Series: 1988-14
     297     9.200  12/25/17       308
                               -------
                                13,656
MORTGAGE-BACKED SECURITIES--7.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION--0.6%
     594     7.599  11/01/24       605

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.3%
   6,632     8.000  08/15/26     6,835
     179     8.000  11/15/26       184
                               -------
                                 7,019

AGENCY OBLIGATIONS--2.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION--0.5%
     500     7.130  06/30/05       505
TENNESSEE VALLEY AUTHORITY NOTE--1.6%
   1,500     6.235  07/15/45     1,524
                               -------
                                 2,029
----------------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
 CIES
  (Cost $23,881)               $24,054
----------------------------------------------

                   Description
------------------------------------------------------
     Principal                      Maturity
      Amount                   Rate Date         Value
------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--72.3%
U.S. TREASURY NOTES
 $15,000             6.750%         02/28/97   $15,051
  18,000             5.500          11/15/98    17,966
   7,500             6.750          05/31/99     7,689
  15,000             7.750          01/31/00    15,865
  12,000             6.125          07/31/00    12,141
     715             6.625          06/30/01       738
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $69,274)                               $69,450
------------------------------------------------------
 SHORT TERM INVESTMENT--1.3%
                   Federal Home Loan Bank
                   Discount Note
 $ 1,225             5.700%         12/02/96   $ 1,225
------------------------------------------------------
 TOTAL SHORT TERM INVESTMENT
  (Cost $1,225)                                $ 1,225
------------------------------------------------------
 TOTAL INVESTMENTS--98.6%
  (Cost $94,380)                               $94,729
------------------------------------------------------

Other assets, less liabilities--1.4%                                     1,382
------------------------------------------------------------------------------
NET ASSETS--100.0%                                                     $96,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
------------------------------------
 Principal        Maturity
  Amount   Rate   Date         Value
------------------------------------
     U.S. TREASURY INDEX PORTFOLIO
 U.S. GOVERNMENT OBLIGA-
  TIONS--97.4%
 U.S. TREASURY NOTES--63.7%
 $1,500    5.500% 07/31/97   $ 1,502
  1,115    9.250  08/15/98     1,181
  6,100    5.000  01/31/99     6,024
  1,400    5.500  02/28/99     1,396
  2,350    7.875  11/15/99     2,487
  2,900    6.375  01/15/00     2,954
  1,700    6.250  02/15/03     1,730
                             -------
                              17,274
 U.S. TREASURY BONDS--32.0%
    435    13.875 05/15/11       673
    660    14.000 11/15/11     1,040
    490    13.250 05/15/14       781
  1,000     7.250 05/15/16     1,089
    900     8.125 05/15/21     1,078
  1,100     6.250 08/15/23     1,067
  2,800     6.875 08/15/25     2,954
                             -------
                               8,682
 U.S. TREASURY INTEREST ONLY
  STRIPPED SECURITY*--1.7%
    475    --     08/15/97       458
------------------------------------
 TOTAL U.S. GOVERNMENT OB-
  LIGATIONS
  (Cost $25,857)             $26,414
------------------------------------

           Description
------------------------------------
 Principal        Maturity
  Amount   Rate   Date         Value
------------------------------------
 SHORT TERM INVESTMENT--1.1%
           Federal Home
           Loan Bank
           Discount Note
 $  310    5.700% 12/02/96   $   310
------------------------------------
 TOTAL SHORT TERM INVEST-
  MENT
  (Cost $310)                $   310
------------------------------------
 TOTAL INVESTMENTS--98.5%
  (Cost $26,167)             $26,724
------------------------------------
 Other assets, less liabil-
  ities--1.5%                    397
------------------------------------
 NET ASSETS--100.0%          $27,121
------------------------------------
------------------------------------

*The effective yield on this Interest Only Stripped Security was 5.44% at November 30, 1996. Refer to notes to statements of investments for a discussion of stripped securities.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO STATEMENTS OF INVESTMENTS
November 30, 1996
--The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes or, for floating rate securities, the current reset rate.

--Stripped securities represent the right to receive either future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities varies inversely with changes in interest rates.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1996
(All amounts in thousands, except net asset value per unit)

                                                                Short-       U.S.      U.S.
                                     International   Short   Intermediate Government Treasury
                            Bond         Bond      Duration      Bond     Securities   Index
                          Portfolio    Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
ties, at cost             $360,976      $30,390     $32,760    $148,991    $94,380    $26,167
Repurchase agreements,
at cost                         --           --      10,003          --         --         --
----------------------------------------------------------------------------------------------
Investments in securi-
ties, at value            $371,211      $32,998     $32,743    $151,158    $94,729    $26,724
Repurchase agreements,
at value                        --           --      10,003          --         --         --
Cash                           196          141          --       1,301          7          6
Receivables:
 Interest                    5,134        1,078          74       1,589      1,387        381
 Foreign tax reclaims           --           17          --          --         --         --
 Fund units sold                 3           --          --          36         --         --
 Administrator                  11            5          14           8          6          6
Deferred organization
costs, net                      15           37          29          15         18         15
Other assets                    --            2           2          --         --         --
----------------------------------------------------------------------------------------------
TOTAL ASSETS               376,570       34,278      42,865     154,107     96,147     27,132
----------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed         2,027           --       1,000          30         --         --
 Distributions to
 unitholders                    --           --          25          --         --         --
Accrued expenses:
 Advisory fees                  76           20           7          32         20          3
 Administration fees            30            3          11          13          8          2
 Custodian fees                  4            5           4           2          2          2
 Transfer agent fees             4           --          --           1          1         --
Other liabilities               17           15           5          11          5          4
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES            2,158           43       1,052          89         36         11
----------------------------------------------------------------------------------------------
NET ASSETS                $374,412      $34,235     $41,813    $154,018    $96,111    $27,121
----------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital           $366,616      $31,072     $42,377    $151,156    $95,994    $27,538
Accumulated undistrib-
 uted net investment in-
 come                           --           31          35          45         75         25
Accumulated net realized
 gain (loss) on
 investments                (2,439)         529        (582)        650       (307)      (999)
Net unrealized apprecia-
tion (depreciation) on
investments                 10,235        2,608         (17)      2,167        349        557
Net unrealized loss on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --           (5)         --          --         --         --
----------------------------------------------------------------------------------------------
NET ASSETS                $374,412      $34,235     $41,813    $154,018    $96,111    $27,121
----------------------------------------------------------------------------------------------
Total units outstanding
(no par value), unlim-
ited units authorized
 Class A                    17,661        1,543       4,187       7,423      4,602      1,276
 Class C                       353           --          --          --        176         --
 Class D                        11            2          --          17         11         41
----------------------------------------------------------------------------------------------
Net asset value, offer-
ing and redemption price
per unit
 Class A                  $  20.77      $ 22.16     $  9.99    $  20.70    $ 20.07    $ 20.60
 Class C                  $  20.78           --          --          --    $ 20.06         --
 Class D                  $  20.76      $ 22.14          --    $  20.66    $ 20.03    $ 20.57
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1996
(All amounts in thousands)

                                                               SHORT-       U.S.      U.S.
                                    INTERNATIONAL   SHORT   INTERMEDIATE GOVERNMENT TREASURY
                            BOND        BOND      DURATION      BOND     SECURITIES   INDEX
                          PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
---------------------------------------------------------------------------------------------
INTEREST INCOME:           $22,432     $2,199(a)   $2,692     $10,435      $4,897    $1,082
---------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees     1,993        288         194       1,011         527        70
Administration fees            575         80         121         353         220        44
Custodian fees                  46         67          32          28          20        20
Transfer agent fees             38          3          --          17          12         2
Registration fees               33         42           8          25          22        20
Professional fees               19          5           6          11           4         4
Trustee fees                    12          2           2           7           2         2
Amortization of deferred
 organization costs, net        14         17          20          14          13        13
Unitholder Servicing
 Fees                            7         --          --          --           5         1
Other                           19          2          12          12           8         8
---------------------------------------------------------------------------------------------
TOTAL EXPENSES               2,756        506         395       1,478         833       184
Less voluntary waivers
 of:
 Investment advisory
  fees                      (1,163)       (64)       (121)       (590)       (307)      (44)
 Administration fees          (243)       (48)        --         (184)       (132)      (26)
Less: Expenses reimburs-
 able by Administrator        (143)       (87)       (153)        (97)        (69)      (67)
---------------------------------------------------------------------------------------------
Net expenses                 1,207        307         121         607         325        47
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       21,225      1,892       2,571       9,828       4,572     1,035
Net realized gains
 (losses) on:
 Investment transactions     2,094      1,011          29         392         (58)       91
 Foreign currency trans-
  actions                      --         (35)        --          --          --        --
Net change in unrealized
 appreciation
 (depreciation) on in-
 vestments                  (3,905)        20         --       (1,308)       (201)     (239)
Net change in unrealized
 gains on translation of
 other assets and lia-
 bilities denominated in
 foreign currencies            --           6         --          --          --        --
---------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS RESULTING FROM
 OPERATIONS                $19,414     $2,894      $2,600     $ 8,912      $4,313    $  887
---------------------------------------------------------------------------------------------

(a) Net of $49 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1996 and 1995
(All amounts in thousands)

                                                 Bond           International
                                               Portfolio       Bond Portfolio
                                           ------------------  ----------------
                                             1996      1995     1996     1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                     $ 21,225  $ 15,744  $ 1,892  $ 1,898
 Net realized gains (losses) on invest-
  ments and foreign currency transactions     2,094     1,622      976      731
 Net change in unrealized appreciation
  (depreciation) on investments              (3,905)   34,676       20    2,711
 Net change in unrealized gains (losses)
  on translations of other assets and li-
  abilities denominated in foreign cur-
  rencies                                        --        --        6      (11)
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                  19,414    52,042    2,894    5,329
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A UNITHOLDERS
 FROM:
 Net investment income                      (20,213)  (15,211)  (2,300)  (2,605)
 Return of capital                             (556)     (347)      --       --
--------------------------------------------------------------------------------
Total distributions to Class A
 unitholders                                (20,769)  (15,558)  (2,300)  (2,605)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C UNITHOLDERS
 FROM:
 Net investment income                         (264)      (82)      --       --
 Return of capital                               (7)       (2)      --       --
--------------------------------------------------------------------------------
Total distributions to Class C
 unitholders                                   (271)      (84)      --       --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D UNITHOLDERS
 FROM:
 Net investment income                           (8)       (4)      (1)      --
 Return of capital                               (1)       --       --       --
--------------------------------------------------------------------------------
Total distributions to Class D
 unitholders                                     (9)       (4)      (1)      --
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of units            143,593    65,433    5,918    6,142
 Reinvested distributions                    18,565    13,688    1,747    2,073
 Cost of units redeemed                     (79,885)  (86,462)  (6,747)  (5,213)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets re-
 sulting from Class A unit transactions      82,273    (7,341)     918    3,002
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of units              4,311     4,059       --       --
 Reinvested distributions                       271        84       --       --
 Cost of units redeemed                      (1,032)     (574)      --       --
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class C unit transactions                    3,550     3,569       --       --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of units                127       100       41        9
 Reinvested distributions                         9         4        1       --
 Cost of units redeemed                         (37)       (9)      --       --
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class D unit transactions                       99        95       42        9
--------------------------------------------------------------------------------
Net increase (decrease)                      84,287    32,719    1,553    5,735
Net assets--beginning of year               290,125   257,406   32,682   26,947
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                    $374,412  $290,125  $34,235  $32,682
--------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME:       $     --  $     --  $    31  $    36
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        Short-
Short Duration       Intermediate         U.S. Government       U.S. Treasury
   Portfolio        Bond Portfolio     Securities Portfolio    Index Portfolio
-----------------  ------------------  ----------------------  ----------------
 1996      1995      1996      1995       1996        1995      1996     1995
--------------------------------------------------------------------------------
$ 2,571   $ 4,196  $  9,828  $  6,272  $    4,572  $    1,688  $ 1,035  $ 1,675
     29       (41)      392       735         (58)         60       91      823
     --       161    (1,308)    6,055        (201)      1,548     (239)   3,234
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
  2,600     4,316     8,912    13,062       4,313       3,296      887    5,732
--------------------------------------------------------------------------------
 (2,571)   (4,196)   (9,596)   (6,177)     (4,393)     (1,644)  (1,005)  (1,700)
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
 (2,571)   (4,196)   (9,596)   (6,177)     (4,393)     (1,644)  (1,005)  (1,700)
--------------------------------------------------------------------------------
     --        --        --        --        (159)         --       --       --
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
     --        --        --        --        (159)         --       --       --
--------------------------------------------------------------------------------
     --        --        (3)       (1)         (9)         (2)     (26)      (4)
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
     --        --        (3)       (1)         (9)         (2)     (26)      (4)
--------------------------------------------------------------------------------
 64,087    48,728    69,730    84,233     104,606      58,790   13,176   14,609
  2,425     3,722     8,697     5,697       4,198       1,508      746    1,392
(70,201)  (96,900)  (82,742)  (34,345)    (72,555)    (30,910)  (5,169) (39,656)
--------------------------------------------------------------------------------
 (3,689)  (44,450)   (4,315)   55,585      36,249      29,388    8,753  (23,655)
--------------------------------------------------------------------------------
     --        --        --        --       4,695          --       --       --
     --        --        --        --         159          --       --       --
     --        --        --        --      (1,298)         --       --       --
--------------------------------------------------------------------------------
     --        --        --        --       3,556          --       --       --
--------------------------------------------------------------------------------
     --        --       328        12         210          55      592      281
     --        --         3        --           8           2       26        4
     --        --        (2)       --         (60)         (5)     (66)      (3)
--------------------------------------------------------------------------------
     --        --       329        12         158          52      552      282
--------------------------------------------------------------------------------
 (3,660)  (44,330)   (4,673)   62,481      39,715      31,090    9,161  (19,345)
 45,473    89,803   158,691    96,210      56,396      25,306   17,960   37,305
--------------------------------------------------------------------------------
$41,813   $45,473  $154,018  $158,691  $   96,111  $   56,396  $27,121  $17,960
--------------------------------------------------------------------------------
$    35   $    35  $     45  $    206  $       75  $       75  $    25  $    21
--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                                         Bond Portfolio
                          ------------------------------------------------------------------------------------
                                        Class A                        Class C              Class D
                          ---------------------------------------  ---------------- --------------------------
                            1996      1995      1994     1993 (A)   1996   1995 (B)  1996     1995    1994 (C)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  20.96  $  18.29  $  20.70   $  20.00  $20.96   $20.21  $ 20.94  $ 18.29   $18.74
Income (loss) from in-
 vestment operations:
 Net investment income        1.29      1.17      1.42       1.42    1.25     0.47     1.22     1.08     0.28
 Net realized and
  unrealized gain (loss)
  on investments             (0.19)     2.66     (2.21)      0.66   (0.18)    0.74    (0.18)    2.66    (0.45)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment
 operations                   1.10      3.83     (0.79)      2.08    1.07     1.21     1.04     3.74    (0.17)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.26)    (1.14)    (1.46)     (1.38)  (1.22)   (0.45)   (1.19)   (1.09)   (0.28)
 Net realized gain on
  investments                   --        --     (0.15)        --      --       --       --       --       --
 Return of capital            (.03)    (0.02)    (0.01)        --    (.03)   (0.01)    (.03)      --       --
---------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.29)    (1.16)    (1.62)     (1.38)  (1.25)   (0.46)   (1.22)   (1.09)   (0.28)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.19)     2.67     (2.41)      0.70   (0.18)    0.75    (0.18)    2.65    (0.45)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  20.77  $  20.96  $  18.29   $  20.70  $20.78   $20.96  $ 20.76  $ 20.94   $18.29
---------------------------------------------------------------------------------------------------------------
Total return (d)              5.57%    21.55%    (4.04)%    10.60%   5.33%    6.08%    5.17%   21.06%   (0.94)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and
  reimbursements              0.36%     0.36%     0.36%      0.36%   0.60%    0.60%    0.75%    0.75%    0.75%
 Expenses, before waiv-
  ers and
  reimbursements              0.84%     0.84%     0.87%      0.92%   1.08%    1.08%    1.23%    1.23%    1.26%
 Net investment income,
  net of waivers and re-
  imbursements                6.39%     5.94%     7.31%      7.84%   6.09%    5.59%    5.99%    5.48%    6.31%
 Net investment income,
  before waivers and re-
  imbursements                5.91%     5.46%     6.80%      7.28%   5.61%    5.11%    5.51%    5.00%    5.80%
Portfolio turnover rate     101.38%    74.19%   103.09%     89.06% 101.38%   74.19%  101.38%   74.19%  103.09%
Net assets at end of pe-
 riod (in
 thousands)               $366,850  $286,301  $257,391   $245,112  $7,342   $3,704  $   220  $   120   $   15
---------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class C units were issued on July 3, 1995.
(c) Class D units were issued on September 14, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

                                International Bond Portfolio                 Short Duration Portfolio
                          --------------------------------------------  -------------------------------------
                                  Class A                 Class D                    Class A
                          --------------------------  ----------------  -------------------------------------
                           1996     1995    1994 (A)   1996   1995 (B)   1996      1995      1994    1993 (C)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 21.74  $ 19.93  $ 20.00   $21.74   $22.17   $  9.99  $   9.97  $  10.03  $  10.00
Income (loss) from
 investment operations:
 Net investment income       1.54     1.26     0.79     1.37     0.02      0.53      0.59      0.40      0.14
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions               0.43     2.28     0.01     0.51    (0.08)       --      0.01     (0.05)     0.03
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.97     3.54     0.80     1.88    (0.06)     0.53      0.60      0.35      0.17
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income
  (d)                       (1.55)   (1.73)   (0.87)   (1.48)   (0.37)    (0.53)    (0.58)    (0.40)    (0.14)
 Net realized gain on
  investments
  transactions                 --       --       --       --       --        --        --     (0.01)       --
--------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.55)   (1.73)   (0.87)   (1.48)   (0.37)    (0.53)    (0.58)    (0.41)    (0.14)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.42     1.81    (0.07)    0.40    (0.43)       --      0.02     (0.06)     0.03
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 22.16  $ 21.74  $ 19.93   $22.14   $21.74   $  9.99  $   9.99  $   9.97  $  10.03
--------------------------------------------------------------------------------------------------------------
Total return (e)             9.47%   18.20%    4.03%    9.04%   (0.30)%    5.45%     6.14%     3.64%     1.73%
Ratio to average net as-
 sets of (f):
 Expenses, net of
  waivers and
  reimbursements             0.96%    0.96%    0.96%    1.35%    1.35%     0.25%     0.25%     0.25%     0.32%
 Expenses, before
  waivers and
  reimbursements             1.58%    1.47%    1.49%    1.97%    1.86%     0.81%     0.80%     0.77%     0.50%
 Net investment income,
  net of waivers and
  reimbursements             5.91%    5.92%    5.93%    5.67%    3.26%     5.30%     5.80%     3.93%     3.00%
 Net investment income,
  before waivers and re-
  imbursements               5.29%    5.41%    5.40%    5.05%    2.75%     4.74%     5.25%     3.41%     2.82%
Portfolio turnover rate     33.89%   54.46%   88.65%   33.89%   54.46%   828.58% 1,272.21% 1,364.00%   434.32%
Net assets at end of
 period (in thousands)    $34,183  $32,673  $26,947   $   52   $    9   $41,813  $ 45,473  $ 89,803  $186,765
--------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on March 28, 1994.
(b) Class D units were issued on November 20, 1995.
(c) Commenced investment operations on June 2, 1993.
(d) For the International Bond Portfolio, distributions to unitholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(e) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(f) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                      Short-Intermediate Bond Portfolio
                          ---------------------------------------------------------------
                                       Class A                          Class D
                          -------------------------------------  ------------------------
                            1996      1995     1994    1993 (A)   1996    1995   1994 (B)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  20.73  $  19.53  $ 20.33  $  20.00  $20.71  $19.53   $19.82
Income (loss) from in-
 vestment operations:
 Net investment income        1.14      1.02     0.97      0.85    1.07    0.94     0.23
 Net realized and
  unrealized gain (loss)
  on investments             (0.01)     1.19    (0.80)     0.31   (0.02)   1.18    (0.29)
------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.13      2.21     0.17      1.16    1.05    2.12    (0.06)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.16)    (1.01)   (0.97)    (0.83)  (1.10)  (0.94)   (0.23)
------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.16)    (1.01)   (0.97)    (0.83)  (1.10)  (0.94)   (0.23)
------------------------------------------------------------------------------------------
Net increase (decrease)      (0.03)     1.20    (0.80)     0.33   (0.05)   1.18    (0.29)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  20.70  $  20.73  $ 19.53  $  20.33  $20.66  $20.71   $19.53
------------------------------------------------------------------------------------------
Total return (c)              5.68%    11.58%    0.84%     5.90%   5.22%  11.09%   (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.36%     0.36%    0.36%     0.36%   0.75%   0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements      0.88%     0.91%    0.95%     1.00%   1.27%   1.30%    1.34%
 Net investment income,
  net of waivers and re-
  imbursements                5.83%     5.14%    4.84%     4.79%   4.96%   4.85%    4.42%
 Net investment income,
  before waivers and re-
  imbursements                5.31%     4.59%    4.25%     4.15%   4.44%   4.30%    3.83%
Portfolio turnover rate      47.68%    54.68%   48.67%    19.48%  47.68%  54.68%   48.67%
Net assets at end of pe-
 riod (in thousands)      $153,675  $158,678  $96,209  $107,550  $  343  $   13   $    1
------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on September 14, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

                                         U.S. Government Securities Portfolio
                          -------------------------------------------------------------------------
                                      Class A                  Class C           Class D
                          -----------------------------------  --------  --------------------------
                           1996     1995     1994    1993 (a)  1996 (b)   1996     1995    1994 (c)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 20.08  $ 19.05  $ 20.07  $ 20.00   $ 20.13   $ 20.04  $ 19.05   $19.43
Income (loss) from in-
 vestment operations:
 Net investment income       1.02     1.05     0.91     0.55      0.91      0.96     0.96     0.22
 Net realized and
  unrealized gain (loss)
  on investments            (0.01)    1.02    (1.02)    0.05     (0.12)    (0.03)    1.00    (0.38)
----------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.01     2.07    (0.11)    0.60      0.79      0.93     1.96    (0.16)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.02)   (1.04)   (0.91)   (0.53)    (0.86)    (0.94)   (0.97)   (0.22)
----------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.02)   (1.04)   (0.91)   (0.53)    (0.86)    (0.94)   (0.97)   (0.22)
----------------------------------------------------------------------------------------------------
Net increase (decrease)     (0.01)    1.03    (1.02)    0.07     (0.07)    (0.01)    0.99    (0.38)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 20.07  $ 20.08  $ 19.05  $ 20.07   $ 20.06   $ 20.03  $ 20.04   $19.05
----------------------------------------------------------------------------------------------------
Total return (d)             5.15%   11.18%  (0.57)%    3.00%     4.05%     4.77%   10.66%   (0.90)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.36%    0.36%    0.36%    0.43%     0.60%     0.75%    0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements     0.94%    1.09%    1.12%    1.18%     1.18%     1.33%    1.48%    1.51%
 Net investment income,
  net of waivers and
  reimbursements             5.22%    5.43%    4.62%    4.18%     4.97%     4.83%    5.08%    4.65%
 Net investment income,
  before waivers and
  reimbursements             4.64%    4.70%    3.86%    3.43%     4.39%     4.25%    4.35%    3.89%
Portfolio turnover rate    119.75%  141.14%   45.55%   20.59%   119.75%   119.75%  141.14%   45.55%
Net assets at end of pe-
 riod (in thousands)      $92,351  $56,329  $25,293  $32,479   $ 3,535   $   225  $    67   $   13
----------------------------------------------------------------------------------------------------

(a) Commenced investment operations on April 5, 1993.
(b) Class C units were issued on December 29, 1995.
(c) Class D units were issued on September 15, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                      U.S. Treasury Index Portfolio
                          ------------------------------------------------------------
                                      Class A                         Class D
                          -----------------------------------  -----------------------
                           1996     1995     1994     1993(A)   1996    1995   1994(B)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 20.78  $ 18.77  $ 21.05   $ 20.00  $20.75  $18.77  $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.19     1.11     1.15      0.95    1.17    1.00    0.09
 Net realized and
  unrealized gain (loss)
  on investments            (0.18)    2.01    (1.93)     1.02   (0.24)   2.03   (0.03)
--------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.01     3.12    (0.78)     1.97    0.93    3.03    0.06
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.19)   (1.11)   (1.14)    (0.92)  (1.11)  (1.05)  (0.09)
 Net realized gain on
  investments                  --       --    (0.36)       --      --      --      --
--------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.19)   (1.11)   (1.50)    (0.92)  (1.11)  (1.05)  (0.09)
--------------------------------------------------------------------------------------
Net increase (decrease)     (0.18)    2.01    (2.28)     1.05   (0.18)   1.98   (0.03)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 20.60  $ 20.78  $ 18.77   $ 21.05  $20.57  $20.75  $18.77
--------------------------------------------------------------------------------------
Total return (c)             5.10%   16.95%   (3.80)%    9.94%   4.72%  16.43%   0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%     0.26%   0.65%   0.65%   0.65%
 Expenses, before waiv-
  ers and reimbursements     1.04%    0.89%    0.79%     0.83%   1.43%   1.28%   1.18%
 Net investment income,
  net of waivers and re-
  imbursements               5.93%    5.09%    5.60%     5.11%   5.57%   5.41%   6.05%
 Net investment income,
  before waivers and re-
  imbursements               5.15%    4.46%    5.07%     4.54%   4.79%   4.78%   5.52%
Portfolio turnover rate     42.49%   80.36%   52.80%    77.75%  42.49%  80.36%  52.80%
Net assets at end of pe-
 riod (in thousands)      $26,273  $17,674  $37,305   $71,456  $  848  $  286  $   --
--------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on November 16, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1996
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes sixteen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian.
Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the fixed income portfolios (the "Portfolios").
 The Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, and U.S. Treasury Index Portfolios may issue four separate unit classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1996, Class A, Class C and Class D units are outstanding for certain portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation
Investments held by a portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securities are not traded on a valuation date, at the last quoted bid price. Securities which are traded in the over-the-counter markets are valued at the last quoted bid price. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees ("Board"). Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

(c) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

(d) Investment Transactions and Investment Income
Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(e) Forward Foreign Currency Exchange Contracts
The International Bond Portfolio is authorized to enter into forward foreign currency exchange contracts for the

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

2. SIGNIFICANT ACCOUNTING POLICIES (continued) purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Bond Portfolio may enter into foreign currency contracts for speculative purposes. The objective of the Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the financial statements. The portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(f) Federal Taxes
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1996, the Trust's most recent tax year end, the portfolios had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

                                AMOUNT     YEAR(S) OF EXPIRATION
----------------------------------------------------------------
                            (IN THOUSANDS)
Bond                            $1,398         2002 to 2003
Short Duration                     581         2002 to 2003
U.S. Government Securities         168         2001 to 2003
U.S. Treasury Index                979             2002

-------------------------------------------------------------------------------

 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(g) Deferred Organization Costs
Organization related costs are being amortized on a straight-line basis over five years.

(h) Expenses
Expenses arising in connection with a specific portfolio are allocated to that portfolio. Certain expenses arising in connection with a class of units are allocated to that class of units. Expenses incurred which do not specifically relate to an individual portfolio are allocated among the portfolios based on each portfolio's relative net assets.

(i) Distributions
Dividends from net investment income are declared and paid as follows:

                            DECLARED    PAID
-----------------------------------------------
Bond                        Monthly   Monthly
International Bond          Quarterly Quarterly
Short Duration              Daily     Monthly
Short-Intermediate Bond     Monthly   Monthly
U.S. Government Securities  Monthly   Monthly
U.S. Treasury Index         Monthly   Monthly
-----------------------------------------------

 Each portfolio's net realized capital gains are distributed at least annually.

-------------------------------------------------------------------------------
 Income dividends and capital gains distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting principles.
 Distributions of short-term and long-term capital gains were declared and paid December 24, 1996 to unitholders of record on December 23, 1996, as follows:

                         SHORT-TERM Long-Term
                          CAPITAL    Capital
                            GAIN      Gain     Total
-----------------------------------------------------
International Bond        $0.0872    $0.2491  $0.3363
Short-Intermediate Bond    0.0123     0.0426   0.0549
-----------------------------------------------------

(j) Reclassifications
At November 30, 1996, the Bond Portfolio reclassified approximately $740,000 from accumulated net realized loss on investment transactions to undistributed net investment income. The International Bond Portfolio reclassified approximately $439,000 from accumulated net realized gain (loss) on investment transactions, and $35,000 from net realized loss on foreign currency transactions, to accumulated undistributed net investment income. The Short-Intermediate Bond Portfolio reclassified approximately $390,000 from accumulated net realized gain (loss) on investment transactions to undistributed net investment income, and the U.S. Government Securities Portfolio reclassified approximately $11,000 from accumulated net realized gain (loss) on investment transactions to undistributed net investment income. These reclassifications had no impact on the net asset value of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
The Trust has an investment advisory agreement with Northern whereby each portfolio pays Northern a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current fiscal year, Northern voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates, expressed as a percentage of average daily net assets for the year ended November 30, 1996, are as follows:

                                              Net
                            ADVISORY Less:  Advisory
                              FEE    Waiver   Fee
----------------------------------------------------
Bond                          .60%    .35%    .25%
International Bond            .90     .20     .70
Short Duration                .40     .25     .15
Short-Intermediate Bond       .60     .35     .25
U.S. Government Securities    .60     .35     .25
U.S. Treasury Index           .40     .25     .15
----------------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%,
 .10%, and .15% of the average daily net asset value of the outstanding Class A, B, C and D units, respectively, for the Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios.
 As compensation for the services rendered as custodian for the portfolios, and for the services rendered as transfer agent for the Short Duration Portfolio, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement with Goldman Sachs whereby each portfolio pays the Administrator a fee, computed daily and payable monthly, based on the average net assets of each portfolio at the rates set forth below:

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

Average net assets                RATE
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 For the current fiscal year, Goldman Sachs voluntarily agreed to limit administration fees to .10% of average daily net assets for the Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios. In addition, Goldman Sachs agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1996. Furthermore, Goldman Sachs has agreed to reimburse each portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of the average daily net assets for the Bond, Short-Intermediate Bond, Short Duration, U.S. Government Securities and U.S. Treasury Index Portfolios and .25% of the average daily net assets for the International Bond Portfolio.
 The administration fees waived and expenses reimbursed during the year ended November 30, 1996, are shown on the accompanying Statements of Operations.

Goldman Sachs receives no compensation under the distribution agreement.

5. UNITHOLDER SERVICING PLAN
The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain unitholder administrative support services for their customers or other investors who beneficially own Class B, C and D units. As compensation under the Unitholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D units, respectively.

6. INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 1996 (excluding short-term investments) were as follows:

                                                   PROCEEDS
                                                  FROM SALES   PROCEEDS
                                                      AND     FROM SALES
                            PURCHASES             MATURITIES     AND
                             OF U.S.   PURCHASES    OF U.S.   MATURITIES
                           GOVERNMENT   OF OTHER  GOVERNMENT   OF OTHER
                           OBLIGATIONS SECURITIES OBLIGATIONS SECURITIES
------------------------------------------------------------------------
                                          (in thousands)
Bond                        $299,522    $95,138    $230,507    $62,706
International Bond                --     10,260          --     10,601
Short Duration                49,240     36,941      51,720     38,111
Short-Intermediate Bond       62,699     12,135      62,188     13,881
U.S.Government Securities    136,302         --      95,525         --
U.S. Treasury Index           16,514         --       7,346         --
------------------------------------------------------------------------

 As of November 30, 1996, the composition of unrealized appreciation (depreciation) of investment securities (including the effects of foreign currency translation) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                                     Cost for
                                                                     Federal
                                                           Net        Income
                                                       Appreciation    Tax
                            Appreciation Depreciation (Depreciation) Purposes
-----------------------------------------------------------------------------
                                             (in thousands)
Bond                          $12,054       $2,860        $9,194     $362,017
International Bond              2,935          327         2,608       30,390
Short Duration                      2           19           (17)      42,763
Short-Intermediate Bond         2,687          520         2,167      148,991
U.S. Government Securities        655          433           222       94,507
U.S. Treasury Index               571           14           557       26,167
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------

7. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1996 was approximately $1,000 for the International Bond Portfolio. This amount is included in other expenses on the Statements of Operations.
 As of November 30, 1996, there were no outstanding borrowings.

8. UNIT TRANSACTIONS
Transactions in Class A units for the year ended November 30, 1996 were as follows:

                                                               NET
                                   REINVESTED                INCREASE
                            SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        7,010      910         3,920      4,000
International Bond            272       81           313         40
Short Duration              6,424      243         7,034       (367)
Short-Intermediate Bond     3,372      424         4,028       (232)
U.S. Government Securities  5,223      211         3,637      1,797
U.S. Treasury
 Index                        642       37           254        425
----------------------------------------------------------------------

 Transactions in Class A units for the year ended November 30, 1995 were as follows:

                                                               NET
                                   REINVESTED                INCREASE
                            SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        3,353      696         4,459        (410)
International Bond            297       97           243         151
Short Duration              4,868      388         9,707      (4,451)
Short-Intermediate Bond     4,158      285         1,714       2,729
U.S. Government Securities  2,965       77         1,564       1,478
U.S. Treasury
 Index                        748       70         1,953      (1,135)
----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1996 were as follows:

                                  REINVESTED                 NET
                           SALES DISTRIBUTIONS REDEMPTIONS INCREASE
-------------------------------------------------------------------
                                        (in thousands)
Bond                        214        13           51       176
U.S.Government Securities   234         8           66       176
-------------------------------------------------------------------

 Transactions in Class C units for the period ended November 30, 1995 were as follows:

             REINVESTED                 NET
      SALES DISTRIBUTIONS REDEMPTIONS INCREASE
----------------------------------------------
                   (in thousands)
Bond   201         4           28       177
----------------------------------------------

 Transactions in Class D units for the year ended November 30, 1996 were as follows:

                                   REINVESTED                 NET
                            SALES DISTRIBUTIONS REDEMPTIONS INCREASE
--------------------------------------------------------------------
                                         (in thousands)
Bond                           6        --            1         5
International Bond             1        --           --         1
Short-Intermediate Bond       16        --           --        16
U.S. Government Securities    10         1            3         8
U.S. Treasury Index           29         1            3        27
--------------------------------------------------------------------

 Transactions in Class D units for the period ended November 30, 1995 were as follows:

                                    REINVESTED                 NET
                            SALES DISTRIBUTIONS  REDEMPTIONS INCREASE
---------------------------------------------------------------------
                                         (in thousands)
Bond                           5        --            --         5
International Bond             1        --            --         1
U.S. Government Securities     3        --             1         2
U.S. Treasury Index           13        --            --        13
---------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Unitholders and Trustees of
The Benchmark Funds
Fixed Income Portfolios
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Bond, International Bond, Short Duration, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios, comprising the Fixed Income Portfolios of The Benchmark Funds, as of November 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned at November 30, 1996 by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, International Bond, Short Duration, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios, comprising the Fixed Income Portfolios of The Benchmark Funds, at November 30, 1996, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                           LOGO

Chicago, Illinois
January 21, 1997

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent andCustodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Edward J. Condon, Jr.
John W. English
James J. Gavin, Jr.
Frederick T. Kelsey
Richard P. Strubel

Officers

Paul W. Klug, Jr., President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107



 This Annual Report is
authorized for distribution to
prospective investors only
when preceded or accompanied
by a Prospectus which contains
facts concerning the
objectives and policies,
management expenses and other
information.
The
Benchmark
Funds

Money
Market
Portfolios



          Annual Report
          November 30, 1996

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, for the Short Duration Portfolio, U.S. Treasury Index Portfolio, U.S. Government Securities Portfolio, Short Intermediate Bond Portfolio, Bond Portfolio and International Bond Portfolio contained in the Annual Report for the fiscal year ended November 30, 1996 are hereby incorporated herein by reference. No other parts of the Annual Report, including without limitation "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman, Sachs toll-free at 800-621-2550.

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:

     AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

     BB and B-Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which

                                      1-A
    could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor

                                      2-A
     poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B-Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA-Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA-Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A-Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB-Bonds that are rated BBB have below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB and B-Bonds that are rated BB or B are below investment grade. Bonds rated BB are deemed likely to meet obligations when due. Bonds rated B possess the risk that the obligations will not be met when due.

  To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or

                                      3-A
minus sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch Investors Service, Inc. ("Fitch") for corporate and municipal bonds:

     AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds related in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB and B-Bonds considered to be speculative investments with respect to the timely payment of principal and interest in accordance with the terms of the obligation.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS

The following summarizes the two highest ratings by S&P for short-term municipal notes:

                                      4-A

     SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2-Satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D 1 and D 2. D&P employs three designations, D 1+, D 1 and D 1-, within the highest rating category. D 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

                                      5-A

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or related supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations.
Issuers or related supporting institutions rated Prime-2 are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:

     F-1+ securities possess very strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.

                                      6-A

                                   APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.


I.   INTEREST RATE FUTURES CONTRACTS

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated

                                      1-B
interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by a Portfolio for nonhedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     ----------------------------------------------
contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the

                                      2-B

New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  INDEX FUTURES CONTRACTS

     GENERAL. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III.  FUTURES CONTRACTS ON FOREIGN CURRENCIES (INTERNATIONAL BOND PORTFOLIO)

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding

                                      3-B
obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

     The International Bond Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  MARGIN PAYMENTS

     Unlike purchases, or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                                      4-B

     There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Northern. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Northern. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the

                                      5-B
cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Northern may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other

                                      6-B
disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Portfolios is also subject to Northern's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

     Futures purchased or sold by the International Bond Portfolio (and related options) may be traded in foreign instruments. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio's in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  OPTIONS ON FUTURES CONTRACTS

                                      7-B

     The Portfolios may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


VII.  OTHER MATTERS

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                      8-B

PART C.

                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(a) Financial Statements

Included in the Prospectus:

None

Incorporated by reference in the Statement of Additional Information:

Statement of Investments as of November 30, 1996 for the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and International Bond Portfolios.

Statement of Assets and Liabilities as of November 30, 1996 for the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and International Bond Portfolios.

Statement of Operations for the year ended November 30, 1996 for the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and International Bond Portfolios.

Statement of Changes in Net Assets for the years ended November 30, 1996 and November 30, 1995 for the Short Duration, U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and International Bond Portfolios.


(b)Exhibits

The following exhibits are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as initially filed (Reference A), to Pre-Effective Amendment No. 1 (Reference B), to Post-Effective Amendment No. 1 to such Registration Statement (Reference C), to Post-Effective Amendment No. 2 to such Registration Statement (Reference D), to Post-Effective Amendment No. 4 to such Registration Statement (Reference E), to Post-Effective Amendment No. 7 to such Registration Statement (Reference F), to Post-Effective Amendment No. 11 to such Registration Statement (Reference G), to Post-Effective Amendment No. 12 to such Registration Statement (Reference H), to Post-Effective Amendment No. 13 to such Registration Statement (Reference I), to Post-Effective Amendment No. 16 to such Registration Statement (Reference J), to Post-Effective Amendment No. 17 to such Registration Statement (Reference K), to Post-Effective Amendment No. 19 to such Registration Statement (Reference L), to Post-Effective Amendment No. 20 to such Registration Statement (Reference M), to Post-Effective Amendment No. 21 to such Registration Statement (Reference N), to Post-Effective Amendment No. 22 to such Registration Statement (Reference O) , to Post-Effective Amendment No. 23 to such Registration Statement (Reference P), to Post-Effective Amendment No. 25 to such Registration Statement (Reference Q), to Post-Effective Amendment No. 26 to such Registration Statement (Reference R), to

Post-Effective Amendment No. 27 to such Registration Statement (Reference S), to Post-Effective Amendment No. 28 to such Registration Statement (Reference T)and to Post Effective Amendment No. 32 to such Registration Statement (Reference U).


1 -              Agreement and Declaration of Trust dated July 15, 1982 (Reference A).

1(a)-            Amendment No. 1 dated November 22, 1982 to Agreement and Declaration of Trust (Reference A).

1(b)-            Amendment No. 2 dated April 21, 1983 to Agreement and Declaration of Trust (Reference B).

1(c)-            Amendment No. 3 dated May 19, 1983 to Agreement and Declaration of Trust (Reference B).

1(d)-            Amendment No. 4 dated May 19, 1983 to Agreement and Declaration of Trust (Reference B).

1(e)-            Amendment No. 5 dated May 19, 1983 to Agreement and Declaration of Trust (Reference B).

1(f)-            Amendment No. 6 dated December 19, 1983 to Agreement and Declaration of Trust (Reference
                 D).

1(g)-            Amendment No. 7 dated August 23, 1985 to Agreement and Declaration of Trust (Reference
                 E).

1(h)-            Amendment No. 8 dated September 26, 1990 to Agreement and Declaration of Trust (Reference
                 H).

1(i)-            Amendment No. 9 dated October 1, 1990 to Agreement and Declaration of Trust (Reference
                 H).

1(j)-            Amendment No. 10 to Agreement and Declaration of Trust (Reference I).

1(k)-            Amendment No. 11 to Agreement and Declaration of Trust (Reference J).

1(l)-            Amendment No. 12 to Agreement and Declaration of Trust (Reference L).

1(m)-            Amendment No. 13 to Agreement and Declaration of Trust (Reference P).

1(n)-            Amendment No. 14 dated July 11, 1995 to Agreement and Declaration of Trust (Reference U).

2-               By-Laws of the Registrant (Reference A).

2(a)-            Amendment dated May 9, 1983 to Section 2.3 of the By-Laws (Reference B).

2(b)-            Amendment dated April 21, 1983 to Sections 1.1 and 5.3 of the By-Laws (Reference D).



 2(c)-           Amendment dated August 29, 1983 to Section 6.3 of the By-Laws (Reference D).

2(d)-            Amendment dated December 19, 1983 to Sections 1.1 and 5.3 of the By-Laws (Reference D).

2(e)-            Amendment dated January 26, 1987 to Section 3.7 of the By-Laws (Reference F).

3-               Not Applicable.

4-               Instruments Defining Rights of Shareholders (Articles IV and V of the Agreeement and
                 Declaration of Trust dated July 15, 1982, as amended to date, is incorporated by reference to Exhibits 1 hereof).

5-               Advisory Agreement dated October 5, 1990 between Registrant and The Northern Trust
                 Company (Reference H).

5(a)-            Addendum No. 1 to Advisory Agreement between Registrant and The Northern Trust Company
                 (Reference I).

5(b)-            Addendum No. 1, dated June 8, 1992, to Investment Advisory Agreement, dated October 5,
                 1990, between The Northern Trust Company and the Registrant (Reference J).

5(c)-            Addendum No. 2 to Investment Advisory Agreement between the Registrant and The Northern
                 Trust Company (Reference K).

5(d)-            Addendum No. 3 to Investment Advisory Agreement between the Registrant and The Northern
                  Trust Company (Reference M).

5(e)-            Addendum No. 4 to Investment Advisory Agreement between the Registrant and The Northern
                 Trust Company (Reference S).

6-               Distribution Agreement dated June 8, 1992 between Registrant and Goldman, Sachs & Co.
                 (Reference I).

6(a)-            Addendum No. 1 to Distribution Agreement between the Registrant and Goldman, Sachs & Co.
                 (Reference K).

6(b)-            Addendum No. 2 to Distribution Agreement between the Registrant and Goldman, Sachs & Co.
                 (Reference L).

6(c)-            Addendum No. 3 to Distribution Agreement between the Registrant and Goldman, Sachs & Co.
                 (Reference T).

7 -              Not Applicable.

8-               Custodian Agreement dated June 8, 1992 between Registrant and The Northern Trust Company
                 (Reference I).



8(a)-            Addendum No. 1 to Custodian Agreement between the Registrant and The Northern Trust
                 Company (Reference J).

8(b)-            Addendum No. 2 to Custodian Agreement between Registrant and The Northern Trust Company
                 (Reference L).

8(e)-            Foreign Custody Agreement between the Registrant and The Northern Trust Company
                 (Reference T).

9 -              Agreement and Plan of Reorganization between Registrant and The Benchmark Tax-Exempt Fund
                 (Reference G).

9(a)-            Revised and Restated Transfer Agency Agreement between Registrant and The Northern Trust
                 Company, dated January 8, 1993 (Reference J).

9(b)-            Addendum No. 1 to Transfer Agency Agreement between the Registrant and The Northern Trust
                 Company (Reference L).

9(c)-            Addendum No. 2 to Transfer Agency Agreement between the Registrant and The Northern Trust
                 Company (Reference S).

9(f)-            Administration Agreement dated June 8, 1992 between Registrant and Goldman, Sachs & Co.
                 (Reference I).

9(g)-            Amendment dated August 1, 1992 to Administration Agreement dated June 8, 1992 between
                 Registrant and Goldman, Sachs & Co. (Reference J).

9(h)-            Addendum No. 1 to Administration Agreement between the Registrant and Goldman, Sachs &
                 Co. (Reference K).

9(i)-            Addendum No. 2 to Administration Agreement between the Registrant and Goldman, Sachs &
                 Co. (Reference L).

9(j)-            Addendum No. 3 to Administration Agreement between the Registrant and Goldman, Sachs &
                 Co. (Reference S).

12-              Not Applicable.

13-              Subscription Agreement with Goldman, Sachs & Co. (Reference B).

13(a)-           Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. (Reference B).

13(b)-           Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. (Reference C).

13(c)-           Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. (Reference E).

14-              Not Applicable.

15-              Not Applicable.


 16-             Schedule for computation of performance data for Equity Index Portfolio, Diversified
                 Growth Portfolio, U.S. Schedule for computation of performance data for Equity Index
                 Portfolio, Short-Intermediate Bond Treasury Index (Reference L). Portfolio and Bond
                 Portfolio

16(a)-           Schedule for computation of performance data for Diversified Assets Portfolio, Government
                 Portfolio, Government Select Portfolio, Tax-Exempt Portfolio and California Municipal
                 Portfolio (Reference M).

16(b)-           Schedule for computation of performance data for U.S. Government Securities Portfolio
                 (Reference N).

16(c)-           Schedule for computation of performance data for Short Duration Portfolio (Reference O).

16(d)-           Schedule for computation of performance data for Balanced Portfolio, Diversified Growth
                 Portfolio, Equity Index Portfolio, Focused Growth Portfolio and Small Company Index
                 Portfolio (Reference Q).

18-              Plan entered into by Registrant pursuant to Rule 18f-3 (Reference U).

27-              Financial Data Schedules++.

The following exhibits relating to The Benchmark Funds are filed herewith electronically pursuant to EDGAR rules:


1(o)-            Amendment No. 15 to Agreement and Declaration of Trust.

1(p)-            Amendment No. 16 to Agreement and Declaration of Trust.

5(f)-            Addendum No. 5 to Investment Advisory Agreement between the Registrant and The Northern Trust Company.

5(g)-            Form of Addendum No. 6 to Investment Advisory Agreement between the
                 Registrant and The Northern Trust Company.

6(d)-            Addendum No. 4 to Distribution Agreement between the Registrant and
                 Goldman, Sachs & Co .

6(e)-            Form of Addendum No. 5 to Distribution Agreement between the Registrant and Goldman, Sachs & Co.

8(c)-            Addendum No. 3 to Custodian Agreement between Registrant and The Northern
                 Trust Company.

8(d)-            Form of Addendum No. 4 to Custodian Agreement between Registrant and The
                 Northern Trust Company.

8(f)-            Addendum No. 1 to Foreign Custody Agreement between the Registrant and the Northern Trust Company.

9(d)-            Addendum No. 3 to Transfer Agency Agreement between the Registrant and
                 The Northern Trust Company .

9(e)-            Form of Addendum No. 4 to Transfer Agency Agreement between the
                 Registrant and The Northern Trust Company.

9(k)-            Addendum No. 4 to Administration Agreement between the Registrant and
                 Goldman, Sachs & Co.

9(l)-            Form of Addendum No. 5 to Administration Agreement between the Registrant and Goldman, Sachs & Co.

9(m)-            Form of Amended and Restated Administration Agreement between the Registrant and Goldman,
                 Sachs & Co.

9(n)-            Form of Unitholder Servicing Plan for Subseries B,C, and D Units and Related Form of
                 Servicing Agreement for Subseries B, C, and D Units.

11(a)-           Consent of Counsel.

11(b)-           Consent of Ernst & Young LLP

18-              Plan pursuant to Rule 18f-3

19-              Other Exhibits
                         -  Power of Attorney
                                      For Trustees and certain Officers:
                                      Paul Klug
                                      Scott Gilman
                                      William H. Springer
                                      James J. Gavin, Jr.
                                      Frederick T. Kelsey
                                      Edward J. Condon
                                      John W. English
                                      Richard P. Strubel


--------------------

++ Financial Data Schedules relating to the financial information incorporated by reference in the Statement of Additional Information included in this filing for the Fixed Income Portfolios were filed on March 27, 1997 as
   Exhibit 27 to Post-Effective Amendment No. 33.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

  Registrant is controlled by its Board of Trustees.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

                                                                 Number of Record
                                                                  Holders as of
    Title of Class                                                 May 2, 1997
------------------------------------------------------  -------------------------------

                                                        Class A     Class C     Class D
                                                        -------     -------     -------
Diversified Assets Portfolio Units......                   1           N/A        N/A
Government Portfolio Units..............                   1           N/A        N/A
Government Select Portfolio Units.......                   1           N/A        N/A
Tax-Exempt Portfolio Units..............                   1           N/A        N/A
Equity Index Portfolio Units............                   1           1           1
Small Company Index Portfolio Units.....                   1           1           1


Diversified Growth Portfolio Units .....                   1           N/A          1
Focused Growth Portfolio Units .........                   1           1            1
U.S. Treasury Index Portfolio Units....                    1           1            1
U.S. Government Securities Portfolio....                   1           N/A          1
Short-Intermediate Bond Portfolio Units.                   1           N/A          1
Bond Portfolio Units ..................                    1           1            1
Short Duration Portfolio Units ........                    1           1            N/A
Balanced Portfolio Units ..............                    1           1            1
International Growth Portfolio Units ..                    1           1            1
International Bond Portfolio Units .....                   1           N/A          1
International Equity Index Portfolio....                   4           N/A          N/A

ITEM 27.  INDEMNIFICATION
          ---------------

Section 6.4, 6.5 and 6.6 of the Registrant's Agreement and Declaration of Trust provide for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Registrant's Registration Statement on Form N-1A as initially filed and a copy of Section 6.5 thereof (as amended) was filed as
Exhibit 1(d) to Pre-Effective Amendment No. 1 to such Registration
Statement.

Paragraph 7 of the Advisory Agreement between the Registrant and The Northern Trust Company provides for indemnification of The Northern Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Advisory Agreement is filed as Exhibit 5(b) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Administration Agreement between the Registrant and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. or, in lieu thereof, contribution by the Registrant, under certain circumstances. Copies of the Administration Agreement was filed as Exhibit 17(e) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A.

A mutual fund and trustee and officer liability policy purchased jointly by the Registrant and other investment companies advised and/or distributed by Goldman, Sachs & Co. insures such persons and their respective Trustees, partners, officers and employees, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

The Northern Trust Company, Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time since June 1, 1990, as well as the capacity in which such person was connected.

                           Name and Principal             Connection
Name and Position           Business Address                with
with Investment Adviser     of Other Company            Other Company
-------------------------  ------------------           -------------

Dolores E. Cross           Northern Trust                  Director
                           Corporation
                           50 S. LaSalle Street
                           Chicago, IL 60675

                           Chicago State                   President
                           University
                           95th Street at
                           King Drive
                           Chicago, IL 60643

John R. Goodwin            None
Vice President

Robert S. Hamada           The University                  Edward Eagle
Director                   of Chicago                      Brown
                           Graduate School of              Distinguished
                           Business                        Service
                           1101 East 58th Street           Professor of
                           Chicago, IL  60637              Finance and
                                                           Dean

                           Northern Trust                  Director
                           Corporation
                           50 S. LaSalle Street
                           Chicago, IL  60675

                           A.M. Castle & Co.               Director
                           3400 North Wolf Road
                           Franklin Park, IL  60131

                           Chicago Board of Trade          Director
                           141 West Jackson
                           Boulevard
                           Chicago, IL  60604

Barry G. Hastings          Northern Trust                  President &
President & Chief          Corporation                     Chief Operating
Operating Officer &        50 S. LaSalle Street            Officer &
Director & Former          Chicago, IL 60675               Director
Vice Chairman and
Senior                     Northern Trust                  Director
Executive Vice             Securities, Inc.
President                  50 S. LaSalle Street
                           Chicago, IL  60675



 Name and Principal                                  Connection
Name and Position          Business Address          with
with Investment Adviser    of Other Company          Other Company
-------------------------  ------------------------  ---------------

Barry G. Hastings          Northern Trust of         Director
(cont'd)                   California Corporation
                           355 S. Grand Avenue
                           Los Angeles, CA  90017

                           Northern Trust            Vice Chairman
                           of Florida                of the Board
                           Corporation               & Director
                           700 Brickell Avenue
                           Miami, FL  33131

                           Nortrust Realty           Director
                           Management, Inc.
                           50 South LaSalle Street
                           Chicago, IL  60675

Robert A. Helman           Mayer, Brown & Platt      Partner
Director                   190 S. LaSalle Street
                           Chicago, IL  60603

                           Northern Trust            Director
                           Corporation
                           50 S. LaSalle Street
                           Chicago, IL  60675

                           Chicago Stock Exchange    Governor
                           One Financial Plaza
                           440 S. LaSalle St.
                           Chicago, Il 60605

                           The Horsham               Director
                           Corporation
                           24 Hazelton Avenue
                           Toronto, Ontario,
                           Canada
                           M5R 2E2

                           Alberta Natural Gas      Director
                           Company, Ltd.
                           2900, 240 Fourth Ave., N.W.
                           Calgary, Alberta
                           Canada T2P 4L7

                           Brambles USA, Inc.       Director
                           400 N. Michigan Avenue
                           Chicago, IL  60611

                            Name and Principal     Connection
Name and Position            Business Address         with
with Investment Adviser      of Other Company     Other Company
-------------------------  ---------------------  -------------

Artur L. Kelly             KEL Enterprises Ltd.   Managing
Director                   135 S. LaSalle Street  Partner
                           Chicago, IL  60603

                           Bayerische Motoren     Director
                           Werke(BMW) A.G. BMW Haus
                           Petuelring 130
                           Postfach 40 02 40
                           D-8000
                           Munich 40 Germany

                           Deere & Company        Director
                           John Deere Rd.
                           Moline, IL 61265

                           Northern Trust         Director
                           Corporation
                           50 S. LaSalle Street
                           Chicago, IL  60675

                           Nalco Chemical         Director
                           Company
                           One Nalco Center
                           Naperville, IL
                           60563-1198

                           Snap-on Incorporated   Director
                           2801 80th Street
                           Kenosha, WI  53140

                           Tejas Gas Corporation  Director
                           1301 McKinney St.
                           Houston, TX  77010

Robert D. Krebs            Santa Fe Pacific       Former Chairman, Director
Director                   Corporation            President
                           1700 E. Golf Road      and Chief
                           Schaumburg, IL         Executive
                           60173-5860             Officer &
                                                  Director

                           Burlington Northern    President and
                           Santa Fe Corporation   Chief Executive
                           PO Box 961052          Officer&
                           Fort Worth, TX         Director
                           76101-0052


                           Name and Principal    Connection
Name and Position           Business Address        with
with Investment Adviser     of Other Company    Other Company
-------------------------  -------------------  -------------

Robert D. Krebs            Burlington Northern  Director
(cont'd)                   Inc
                           777 Main Street
                           Fort Worth, TX  76102

                           Burlington Northern  Director
                           Railroad Company
                           777 Main Street
                           Fort Worth, TX  76102

                           Santa Fe Pacific     Director
                           Pipelines, Inc.
                           888 S. Figueroa Street
                           Los Angeles, CA 90017

                           Northern Trust       Director
                           Corporation
                           50 South LaSalle Street
                           Chicago, IL  60675

                           Phelps Dodge         Director
                           Corporation
                           2600 North Central Ave.
                           Phoenix, AZ
                           85004-3014

                           Santa Fe Energy      Director
                           Resources, Inc.
                           1616 South Voss Road
                           Houston, TX  77057

                           Santa Fe Pacific     Director
                           Gold Corporation
                           P.O. Box 27019
                           Albuquerque, NM 87125

                           Santa Fe Pacific     Director
                           Gold Corporation
                           6200 Uptown Blvd.
                           Albuquerque, NM 87110

Frederick A. Krehbiel      Molex Incorporated   Chairman and
Director                   2222 Wellington Court  Chief Executive
                           Lisle, IL 60532-1682   Officer, Former
                                                  Vice Chairman

                           Name and Principal     Connection
Name and Position           Business Address        with
with Investment Adviser     of Other Company    Other Company
-------------------------  ------------------   -------------

Frederick A. Krehbiel      Northern Trust          Director
Director                   Corporation
                           50 South LaSalle Street
                           Chicago, IL  60675

                           Nalco Chemical Company  Director
                           One Nalco Center
                           Naperville, IL 60563-1198

                           Tellabs, Inc.           Director
                           4951 Indiana Avenue
                           Lisle, IL  60532

Roger W. Kushla            The Northern Trust      Director
Senior Vice President      Company of New York
                           80 Broad Street, 19th Fl.
                           New York, NY  10004

Robert A. LaFleur                None
Senior Vice President

Thomas L. Mallman                None
Senior Vice President

James J. Mitchell, III    The Northern Trust       Director
Executive Vice            Company of New York
President                 80 Broad Street, 19th Fl.
                          New York, NY  10004

William G. Mitchell       Northern Trust           Director
Director                  Corporation
                          50 South LaSalle Street
                          Chicago, IL  60675

                          The Interlake            Director
                          Corporation
                          7701 Harger Road
                          Oak Brook, IL
                          60521-1488

                          Peoples Energy           Director
                          Corporation
                          122 South Michigan
                          Avenue
                          Chicago, IL  60603

                              Name and Principal        Connection
Name and Position              Business Address            with
with Investment Adviser        of Other Company        Other Company
-------------------------  -------------------------  ---------------

William G. Mitchell        The Sherwin-Williams       Director
                           Company
                           101 Prospect Avenue, N.W.
                           Cleveland, OH  44115-1075

Edward J. Mooney           Nalco Chemical Company     Chairman, Chief
Director                   Are Nalco Center           Executive
                           Naperville, Il             Officer,
                           60663-1198                 President &
                                                      Director

                           Morton International, Inc. Director
                           100 North Riverside Plaza
                           Chicago, Il 60605

William A. Osborn          Northern Trust             Director
Chairman and               Corporation
Chief Executive            Securities, Inc.
Officer                    50 S. LaSalle Street
Former President           Chicago, IL  60675
and Chief Operating
Officer& Former Senior     Northern Trust of          Director
Executive Vice             California Corporation     and Former
President                  355 S. Grand Avenue        Chairman of
                           Los Angeles, CA  90017     the Board

                           Northern Trust Bank of     Former Chairman
                           California N.A.            of the Board
                           355 S. Grand Avenue
                           Los Angeles, CA  90017

                           Nortrust Realty            Director
                           Management Inc.
                           50 S. LaSalle St.
                           Chicago, IL  60675

                           Northern Futures           Director
                           Corporation
                           50 South LaSalle Street
                           Chicago, IL  60675

Sheila A. Penrose          Northern Trust Global      Director
Executive Vice             Advisors, Inc.
President                  29 Federal Street
                           Stamford, CT  06901

                             Name and Principal        Connection
Name and Position             Business Address            with
with Investment Adviser       of Other Company       Other Company
-------------------------  -----------------------  ----------------

Perry R. Pero              Northern Futures         Director
Senior Executive Vice      Corporation
Vice President,            50 South LaSalle Street
Chief Financial            Chicago,  IL  60675
Officer and
Cashier                    Northern Investment      Former Chairman,
                           Corporation              President
                           50 South LaSalle Street  and Director
                           Chicago IL  60675        Former Treasurer

                           Northern Trust           Director
                           Securities, Inc.
                           50 South LaSalle Street
                           Chicago, IL  60675

                           Nortrust Realty          Director
                           Management, Inc.
                           50 South LaSalle Street
                           Chicago, IL 60675

Peter L. Rossiter          Schiff, Hardin           Former
Executive Vice             & Waite                  Partner
                           7200 Sears Tower
                           Chicago, IL  60606

                           Tanglewood Bancshares    Former Vice
                           Inc                      Presidentand
                           600 Bering Dr.           Director
                           Houston, TX  77057

                           Name and Principal    Connection
Name and Position           Business Address        with
with Investment Adviser     of Other Company    Other Company
-------------------------  -------------------  -------------

Peter L. Rossiter          Consolidated           Director
(cont'd)                   Communications Inc.
                           Illinois Consolidated
                           Telephone Company
                           121 S. 17th St.
                           Mattoon, IL 61938

                           Northern Trust         Executive
                           Corporation            Vice
                           50 South LaSalle       President,
                           Street                 General
                           Chicago, IL  60675     Counsel and
                                                  Secretary

Harold B. Smith            Illinois Tool          Chairman of
Director                   Works Inc.             the Executive
                           3600 West Lake         Committee
                           Avenue                 and a
                           Glenview, IL           Director
                           60025-5811

                           Northern Trust         Director
                           Corporation
                           50 South LaSalle Street
                           Chicago, IL  60675

                           W. W. Grainger, Inc.   Director
                           5500 West Howard Street
                           Skokie, IL  60077

                           Northwestern Mutual    Trustee
                           Life Insurance Co.
                           720 East Wisconsin Avenue
                           Milwaukee, WI  53202

William D. Smithburg       The Quaker Oats        Chairman,
Director                   Company                President and
                           321 North Clark Street  Chief Executive
                           Chicago, IL  60610      Officer
                                                   and Director

                           Northern Trust         Director
                           Corporation
                           50 South LaSalle Street
                           Chicago, IL  60675

                            Name and Principal    Connection
Name and Position            Business Address        with
with Investment Adviser      of Other Company    Other Company
-------------------------  --------------------  -------------

William D. Smithburg       Abbott Laboratories     Director
(cont'd)                   One Abbott Park Road
                           Abbott Park, Il 60675

                           Corning Incorporated    Director
                           Corning, Ny 14831

                           Prime Capital           Director
                           Corporation
                           P.O. Box 8460
                           Rolling Meadows,
                           IL  60008

James M. Snyder            None
Senior Vice
President

Bide L. Thomas             Commonwealth Edison      Former
                           Company                  President
                           One First National       and a
                           Plaza                    Former
                           Chicago, IL  60603       Director

                           MYR Group Inc.           Director
                           *(formerly L.E. Myers
                           Company)
                           2550 W. Golf Rd.
                           Rolling Meadows, IL 60008

                           Northern Trust           Director
                           Corporation
                           50 South LaSalle Street
                           Chicago, IL  60675

                           R. R. Donnelley          Director
                           & Sons Company
                           77 West Wacker Drive
                           Chicago, IL  60601

* Name change

ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

(a) Goldman, Sachs & Co., or an affiliate or a division thereof, currently serves as investment adviser and distributor of the units or shares of Goldman Sachs Money Market Trust, Goldman Sachs Trust, Goldman Sachs Equity Portfolios, Inc. and Trust for Credit Unions. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor for The Benchmark Funds and The Commerce Funds.

(b) Set forth below is certain information pertaining to the executive committee of Goldman, Sachs & Co., Registrant's principal underwriter. None of the members of the executive committee hold positions or offices with the Registrant.

                       GOLDMAN SACHS EXECUTIVE COMMITTEE
                       ---------------------------------

     Name and Principal
     Business Address                      Position
     ----------------                      --------

     Jon S. Corzine (1)               Chief Executive Officer
     Robert J. Hurst (1)              Managing Director
     Henry M. Paulson, Jr.(1)         Chief Operating Officer
     John A. Thain (1)(3)             Chief Financial Officer
     John L. Thornton (3)             Managing Director
     Roy J. Zuckerberg (2)            Managing Director
     ______________________

(1)  85 Broad Street, New York, NY  10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,
     England

 (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

     The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman, Sachs & Co., Goldman Sachs Asset Management, 85 Broad Street, New York, New York, 10004. Records relating to Goldman, Sachs & Co.'s functions as distributor and administrator for the Registrant are located at the same address. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675.

ITEM 31.  MANAGEMENT SERVICES
          -------------------

Not Applicable.

ITEM 32.  UNDERTAKINGS
          ------------

(a) The Annual Report will contain certain performance information and is available to any recipient of the Prospectuses upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

(b) The Registrant undertakes to file a post-effective amendment with respect to the Intermediate Bond Portfolio within four to six months from the effective date of the Post-Effective Amendment to the Registrant's Registration Statement relating to the registration of such of Portfolio.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 15th day of May 1997.

THE BENCHMARK FUNDS


   /s/ Michael J. Richman
By:______________________________
     Michael J. Richman
     Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Name                      Title        Date
       ----                      -----        ----

     PAUL W. KLUG   *         President  May 15, 1997
 ---------------------
     Paul W. Klug



   SCOTT M. GILMAN *          Treasurer  May 15, 1997
---------------------
   Scott M. Gilman



 WILLIAM H. SPRINGER *        Trustee    May 15, 1997
 ---------------------
 William H. Springer



  JAMES J. GAVIN, JR.*        Trustee    May 15, 1997
-----------------------
 James J. Gavin, Jr.



FREDERICK T. KELSEY *         Trustee    May 15, 1997
----------------------
 Frederick T. Kelsey



 EDWARD J.CONDON *            Trustee    May 15, 1997
---------------------
Edward J. Condon

   JOHN W. ENGLISH *          Trustee    May 15, 1997
--------------------
   John W. English



 RICHARD P. STRUBEL *         Trustee    May 15, 1997
---------------------
 Richard P. Strubel


*By: /s/ Michael J. Richman              May 15, 1997
------------------------------
    Michael J. Richman,
    Attorney-in-fact